1933 Act Registration No. 33-82054

1940 Act Registration No. 811-8660

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 20

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 21

Thrivent Variable Annuity Account A

(Exact name of registrant as specified in charter)

Thrivent Financial for Lutherans

(Name of Depositor)

625 FOURTH AVENUE SOUTH

MINNEAPOLIS, MINNESOTA 55415

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (920) 628-2347

Cynthia K. Mueller

Thrivent Financial for Lutherans

4321 NORTH BALLARD ROAD

APPLETON, WI 54919

(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b):

☒	on April 30, 2012 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED

Interest in a separate account under flexible premium deferred variable annuity contracts.

Flexible Premium Deferred

Variable Annuity

(issued by Aid Association for Lutherans

between 6/15/1995 and 4/30/2003)

Prospectuses

April 30, 2012

Thrivent Variable Annuity Account A

Thrivent Series Fund, Inc.

Thrivent.com

THRIVENT VARIABLE ANNUITY ACCOUNT A

PROSPECTUS

FOR

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com
Facsimile: 800-225-2264

This Prospectus describes the individual flexible premium deferred variable annuity Contract (the “Contract”) which was issued by Thrivent Financial for Lutherans (“Thrivent Financial,” “we,” “us” or “our”), a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, you may continue to allocate net premiums among investment alternatives with different investment objectives.

We allocate net premiums based on your designation to one or more Subaccounts of Thrivent Variable Annuity Account A (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays interest in an amount that is at least as great as the guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc., which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios, although some of the Portfolios are managed by an investment subadviser. The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management Inc.)

Thrivent Partner Natural Resources Portfolio

Thrivent Partner Emerging Markets Portfolio

(subadvised by Aberdeen Asset Managers Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Utilities Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investments, L.P.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Managers Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.)

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC)

Thrivent Partner Socially Responsible Stock Portfolio

(subadvised by Calvert Investment, Management, Inc. and

Atlanta Capital Management Company, LLC)

Thrivent Partner All Cap Growth Portfolio

(subadvised by Calamos Advisors LLC)

Thrivent Partner All Cap Value Portfolio

(subadvised by OppenheimerFunds, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio II

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Partner Socially Responsible Bond Portfolio

(subadvised by Calvert Investment, Management, Inc.)

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account, is contained in a Statement of Additional Information (“SAI”) dated April 30, 2012. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI and all other documents required to be filed with the SEC. The Table of Contents for the SAI may be found on Page 39 of this Prospectus. Definitions of special terms used in this Prospectus follows the Table of Contents.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference.

The date of this Prospectus is April 30, 2012.

DEFINITIONS

Accumulated Value. The sum of the accumulated values for your Contract in Subaccounts and the Fixed Account at any time prior to the Annuity Commencement Date.

Annuitant. The person on whose life or life expectancy the Contract is based. We cannot change the Annuitant except in instances as described in Death of an Owner/Payee after the Annuity Commencement Date.

Annuity Commencement Date. The date on which the Annuity Proceeds are applied to an annuity payment option for the benefit of the payee. This is also known as the maturity date.

Annuity Proceeds. The Cash Surrender Value on the Annuity Commencement Date.

Cash Surrender Value. Accumulated Value less any applicable charges or deductions.

Commuted Value. The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.

Contract. The Contract between you and us providing the individual flexible premium deferred variable annuity.

Contract Anniversary. The same date in each year as the Issue Date.

Code. The Internal Revenue Code of 1986, as amended.

Fixed Account. Part of our general account, which includes all of our assets other than those in any separate account of ours.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying Prospectus.

Issue Date. The effective date of the Contract, generally the date on which you sign the application.

Medallion Signature Guarantee. A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or savings association participating in the Medallion Signature Guarantee Program provides that service.

Minimum Death Proceeds Value. The highest Accumulated Value of the Contract at issue or on any Contract anniversary date, plus the sum of all premiums paid, less the sum of any withdrawal since that date.

Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403, 408, 408A, or similar provisions of the Internal Revenue Code.

Service Center. Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001, telephone, 1-800-THRIVENT (1-800-847-4836), or such other office as we may specify in a notice to the Contract Owner.

Subaccount. A subdivision of the Variable Account that invests exclusively in shares of a single portfolio of the Fund.

Valuation Date. Any date we are open for business and the New York Stock Exchange is open for regular trading. The Valuation Date ends at the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

Valuation Period. The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account. Thrivent Variable Annuity Account A, which is a separate account of ours. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice provided by the Contract Owner and received in good order at our Service Center and satisfactory in form and content to Thrivent Financial.

FEE AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For a complete discussion of Contract fees and expenses, see Charges and Deductions.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Contract. No state premium taxes are deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%

Maximum Deferred Sales Load (as a percentage of excess amount surrendered)	7.00%[1]

Transfer Charge (after 12 free transfers per Contract Year)	$10.00[2]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Fee	$25.00[3]

Annual Subaccount Expenses[4] (as a percentage of average daily Accumulated Value or Annuity Unit Value)

Mortality & Expense Risk Charge	1.25%

Total Subaccount Annual Expenses	1.25%

The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2011, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios, amounts are based on estimates for the current fiscal year. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

Total Annual Portfolio Operating Expenses[5]
	Minimum	Maximum
(expenses that are deducted from the Portfolio assets, including management fees and other expenses)	0.42%	2.99%

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual Portfolio expenses also include the fees associated with the Portfolios in which it invests. Because of this a Portfolio that is structured as a “fund of funds” may have higher fees and expenses than a Portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” Portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

See Charges and Deductions in this prospectus for a discussion of these other charges.

Example

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses. The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year and assumes both the minimum and the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$821	$1,023	$1,225	$1,976
Maximum Portfolio Expenses:	$1,060	$1,747	$2,441	$4,405
If you annuitize your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$821	$1,023	$1,225	$1,976
Maximum Portfolio Expenses:	$1,060	$1,747	$2,441	$4,405
If you do not surrender your Contract at end of the applicable time period with
Minimum Portfolio Expenses:	$170	$526	$907	$1,976
Maximum Portfolio Expenses:	$426	$1,287	$2,161	$4,405

For more information, see Charges and Deductions in this prospectus and the prospectus for the Fund.

Notes to Fee and Expense Tables:

1 In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first seven Contract Years. The surrender charge is 7% during the first Contract Year and decreases by 1% each subsequent Contract Year. No surrender charge is deducted for surrenders occurring in Contract Years eight and later. The surrender charge also will be deducted if the annuity payments begin during the first six Contract Years, except under certain circumstances as described in “Waiver of Withdrawal and Surrender Charges.”

2 You are allowed 12 free transfers per Contract Year. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $10 transfer charge.

3 If your net premiums in the Contract exceed $1,500, we will waive the Contract maintenance charge. Net premiums are the sum of all premiums less withdrawals.

4 A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to annual rate of 0.95%.

5 Thrivent Financial has agreed to reimburse certain expenses other than the advisory fees for certain of the Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.41% to 1.40%. The reimbursements may be discontinued at any time.

SUMMARY

Please see Definitions at the beginning of this Prospectus for definition of terms which can help you understand details about your Contract. The Summary is an introduction to various topics related to the Contract. For more detailed information on each subject, refer to the appropriate section of this Prospectus.

The Contract

Allocation of Premiums. You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account and the Fixed Account. Some of the Subaccounts may be unavailable in some states.

The Accumulated Value of the Contract in the Subaccounts and the amount of variable annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premium allocations to the Fixed Account will accumulate at an effective annual interest rate of at least 3.5%.

Optional Investment Programs. We offer optional Dollar Cost Averaging and Asset Rebalancing Programs. See “The Accumulation Phase—Dollar Cost Averaging” and “The Accumulation Phase—Asset Rebalancing.”

Surrenders. If you request a surrender on or before the Annuity Commencement Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable surrender charge or maintenance charge.

Transfers. You may request the transfer of all or a part of your Contract’s Accumulated Value to other Subaccounts or to the Fixed Account. You may request 12 free transfers per Contract Year. Subsequent transfers (other than the Dollar Cost Averaging and Asset Rebalancing Programs) will incur a $10 transfer charge. We will not transfer any amount less than $50 into any single Subaccount.

Death Benefits. The Contract offers a Death Benefit if the Annuitant dies before the Annuity Date.

Annuity Payments

We determine the Annuity Commencement Date based on the Annuitant’s age at the time we issue the Contract. You may elect to change this date subject to state restrictions. At the time of your Annuity Commencement Date, you must begin receiving annuity payments if the distributions are from a Qualified Plan. We offer five different annuity payment options, four of which provide annuity payments on a fixed basis.

Exchange Program

From time to time, we may offer to exchange this variable annuity contract for the currently sold Flexible Premium Deferred Variable Annuity Contract we issue. Such exchange offers will be made available only for contracts that have not yet started making annuity payments. Any new contract resulting from such exchange will have the same Issue Date as the Contract being exchanged only for purposes of calculating surrender charges, if applicable.

Federal Tax Status

For a description of the Federal income tax status of annuities, see Federal Tax Status. Generally, a distribution from a Contract before the taxpayer attains age 59 1/2 will result in a penalty tax of 10% of the amount of the distribution which is included in gross income. Death proceeds paid to beneficiaries are also subject to income tax.

Condensed Financial Information

Condensed financial information containing the accumulated unit value history appears at the end of this Prospectus in Appendix A.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial

We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain Federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account of ours, which was established in 1994. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the Contract’s Accumulated Value to the Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Fund. Note that the italicized Portfolios below are “fund of funds;” which are comprised of investments in other Portfolios within the Fund. These Portfolios have higher fees than the other Portfolios since they incorporate a fee in addition to the fees of the underlying Portfolios themselves. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Partner Technology Subaccount	Thrivent Partner Technology Portfolio
Thrivent Partner Healthcare Subaccount	Thrivent Partner Healthcare Portfolio
Thrivent Partner Natural Resources Subaccount	Thrivent Partner Natural Resources Portfolio
Thrivent Partner Emerging Markets Subaccount	Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Partner Utilities Subaccount	Thrivent Partner Utilities Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount II	Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Subaccount	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Subaccount	Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner International Stock Subaccount	Thrivent Partner International Stock Portfolio
Thrivent Partner Socially Responsible Stock Subaccount	Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Subaccount	Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Subaccount	Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount II	Thrivent Large Cap Growth Portfolio II
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Subaccount	Thrivent Equity Income Plus Portfolio
Thrivent Balanced Subaccount	Thrivent Balanced Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Subaccount	Thrivent Diversified Income Plus Portfolio
Thrivent Partner Socially Responsible Bond Subaccount	Thrivent Partner Socially Responsible Bond Portfolio
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Subaccount	Thrivent Mortgage Securities Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

INVESTMENT OPTIONS

Each of the Portfolios has an investment objective as described below. There is no assurance that any Portfolio will achieve it’s stated objective. For example, during extended periods of low interest rates, the yields of a money market Subaccount may become extremely low and possibly negative.

Thrivent Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio. To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Partner Technology Portfolio. To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio. To seek long-term capital growth.

Thrivent Partner Natural Resources Portfolio. To seek long-term capital growth.

Thrivent Partner Emerging Markets Portfolio. To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Utilities Portfolio. To seek capital appreciation and current income.1

Thrivent Partner Small Cap Growth Portfolio. To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Small Cap Index Portfolio. To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.

Thrivent Mid Cap Growth Portfolio II. To achieve long-term growth of capital.1

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Mid Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Mid Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio. To seek long-term capital growth.

Thrivent Partner International Stock Portfolio. To achieve long-term growth of capital.1

Thrivent Partner Socially Responsible Stock Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Growth Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Value Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Portfolio. To seek long-term growth of capital.

INVESTMENT OPTIONS

Thrivent Large Cap Growth Portfolio II. To achieve long-term growth of capital and future income.1

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income.

Thrivent Large Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Large Cap Index Portfolio. To seek total returns that track the performance of the S&P 500* Index.

Thrivent Equity Income Plus Portfolio. To seek income plus long-term capital growth.

Thrivent Balanced Portfolio. To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent High Yield Portfolio. To achieve a higher level of income, while also considering growth of capital as a secondary objective.

Thrivent Diversified Income Plus Portfolio. To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Partner Socially Responsible Bond Portfolio. To seek to maximize income.1

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio. To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio. To seek a combination of current income and long-term capital appreciation.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

1 As of May 25, 2012, you will only be permitted to add contributions to this Portfolio’s Subaccount if you had assets in this Portfolio’s Subaccount as of May 24, 2012.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Contract, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

INVESTMENT OPTIONS

We cannot assure that the Portfolios will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios and their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations are contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance Contract Owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws; or

♦	Changes in Federal income tax law; or

♦	Changes in the investment management of the Fund; or

♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of the Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as an, open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. We and the Fund have engaged the following investment subadvisers:

Subadviser	Portfolio Name
Goldman Sachs Asset Management, L.P.	Thrivent Partner Technology Portfolio
Sectoral Asset Management Inc.	Thrivent Partner Healthcare Portfolio
Aberdeen Asset Managers Limited	Thrivent Partner Emerging Markets Portfolio
Turner Investments, L.P.	Thrivent Partner Small Cap Growth Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Small Cap Value Portfolio
Goldman Sachs Asset Management, L.P.	Thrivent Partner Mid Cap Value Portfolio

INVESTMENT OPTIONS

Subadviser	Portfolio Name
Aberdeen Asset Managers Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.	Thrivent Partner Worldwide Allocation Portfolio
Mercator Asset Management, LP and Principal Global Investors, LLC	Thrivent Partner International Stock Portfolio
Calvert Investment Management, Inc. and Atlanta Capital Management Company, LLC	Thrivent Partner Socially Responsible Stock Portfolio
Calamos Advisors LLC	Thrivent Partner All Cap Growth Portfolio
OppenheimerFunds, Inc.	Thrivent Partner All Cap Value Portfolio
Pyramis Global Advisors, LLC	Thrivent Partner All Cap Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Growth Stock Portfolio
Calvert Investment Management, Inc.	Thrivent Partner Socially Responsible Bond Portfolio

The Fund pays each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other separate accounts of ours.

Fixed Account

Prior to the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. After the Annuity Commencement Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3.5% per year.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

RISKS

This annuity has some risks which may include the following:

♦	The investment options you choose may lose value, and the Accumulated Value of your contract can go down;

♦	This annuity has liquidity risk because a surrender charge may apply to full or partial surrenders made during the surrender charge period;

♦	In addition to taxes on gain, there may be a tax penalty if you withdraw money from the annuity prior to age 59 1/2;

♦

If you elect a Settlement Option, you will only receive periodic annuity payments as frequently as you selected. There is a risk that your annuity payments will not keep pace with your personal expenses. If you choose a life income with no guaranteed period, there is a risk that you will die prematurely and no death proceeds will be paid to your beneficiaries.

THE CONTRACT

Crediting and Allocating Your Premium Payments

You may allocate your premiums to any Subaccount of the Variable Account and/or the Fixed Account. Your allocation must be in whole percentages and total 100% of your premiums. We reserve the right to adjust allocation percentages to eliminate fractional percentages. We also reserve the right to limit the number of allocations to subaccounts. You may not allocate less than $50 to either the Subaccount(s) or the Fixed Account. We will allocate your premiums according to the instructions you provided in your application for the Contract or subsequently.

You may change your allocation for future premiums at any time by submitting a request to our Service Center.

Owners, Payees and Annuitants

You, as owner, are typically the recipient of any distributions under the Contract while the Annuitant is alive. The owner of the Contract is usually, but not necessarily, the Annuitant. As owner, you can name beneficiaries, assign the Contract, transfer allocations between Subaccounts and the Fixed Account and designate who receives any annuity payments or distributions under the Contract. You will receive all annuity payments during the Annuitant’s lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.

In the event the Annuitant dies, the death proceeds in the Contract are payable to the named beneficiary. If there is no beneficiary, the death proceeds are payable to you as the owner. We use the Annuitant’s life to determine the Annuity Commencement Date of the Contract. In the case of a qualified pension or profit-sharing plan, the Annuitant is the plan participant, and the owner is the retirement plan.

Adult and Juvenile Contracts

We issue adult Contracts to applicants age 16 or older. We issue juvenile Contracts when the proposed Annuitant was younger than age 16 but otherwise eligible for benefit membership.

In the case of the adult Contract, the Annuitant must be 16 years of age or older. While the Annuitant is alive and before the Annuity Commencement Date, the

THE CONTRACT

owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. For the juvenile Contract, a juvenile is named as the Annuitant and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. The adult controller exercises certain rights of ownership on behalf of the juvenile Annuitant. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile Annuitant will take place at the first Contract Anniversary following the earlier of: the Annuitant’s 21st birthday; or the Annuitant’s 16th birthday after the adult controller transfers control to the Annuitant in writing (or automatically at age 16 in New York), or the death of the adult controller after the Annuitant’s 16th birthday.

If the person who has control of the Contract dies before the Annuitant gains control, control will be vested in an eligible person according to our Bylaws. If we determine that it is best for the Annuitant, we may transfer control of the Contract to some other eligible person according to our Bylaws.

The juvenile Annuitant will become a benefit member on the first Contract Anniversary on or following the juvenile’s 16th birthday.

Beneficiaries

You may name one or more beneficiaries to receive the death proceeds payable under the Contract. If no beneficiary has been named or the beneficiary does not survive the Annuitant, the death proceeds will be paid to you, if living, otherwise to your estate. Thrivent Bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:

♦	equally to the beneficiaries in the first class. If none are living, then;

♦	equally to the beneficiaries in the second class. If none are living, then;

♦	equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the Annuitant, we will consider the beneficiary to have died before the Annuitant for purposes of paying the death proceeds.

No Beneficiary change shall take effect unless received by the Society at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to the Society while the insured was alive. Such beneficiary change shall be null and void where the Society has made a good faith payment of the proceeds or has taken other action before receiving the change.

Assignments of Ownership

You may absolutely assign your Contract by sending a written request, in good order, to our Service Center before the Annuity Commencement Date. You may not absolutely assign a juvenile Contract or a Contract issued in connection with Qualified Plans. You may assign your Contract as collateral for a loan by sending a written request to our Service Center. You may not assign a Contract issued in connection with a Qualified Plan as collateral. You may not assign a Contract after the Annuity Commencement Date. We will give you a special form to make these requests. We must receive and approve any assignment request before it is effective. Once we approve it, the assignment is effective on the date you designated on your written request, in good order, or the date we receive it at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

THE CONTRACT

Before you consider assigning, selling, pledging or transferring your Contract, you should consider the tax implications. Generally speaking, assignments are taxable as a complete distribution (surrender) from a deferred annuity contract. See Federal Tax Matters for more information.

The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Contract or any agreement for a reduction in benefits shall have priority over the interest of any owner, beneficiary or collateral assignee under the Contract.

Successor Owners

If you are not the Annuitant, you may designate a successor owner to receive the Contract in the event of your death. If you do not designate a successor owner, your estate will become the new owner upon your death. You may designate or change a successor owner by submitting a written request to our Service Center. We will give you a special form on which to make this request. We must receive and approve any successor owner request before it is effective. Once we approve it, the successor owner designation is effective on the date you designated on your written request or the date we receive it, in good order, at our Service Center if no date appears on the request. We are not liable for any payment we make or action we take before we receive and approve the designation. We are not responsible for the validity of any designation or change of a successor owner.

Upon any owner’s death before the Annuity Commencement Date, we are required to distribute the Cash Surrender Value within five years. However, if the successor owner is a natural person (as opposed to an entity), the successor owner may elect to receive the Cash Surrender Value in periodic payments over the successor owner’s life (or over a period not exceeding the successor owner’s life expectancy) as long as the payments begin within one year of your death. If your spouse is the successor owner, your spouse will automatically become the owner of the Contract and will not be required to take these distributions.

Federal law may limit the rights and/or tax benefits available for Contract continuation for state recognized same sex or civil union partners.

Contracts Issued in Connection with Qualified Plans

If the Contract was used in a Qualified Plan and the owner is the plan administrator, the plan administrator may transfer ownership to the Annuitant if the Qualified Plan permits. Otherwise, a Contract used in a Qualified Plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than Thrivent Financial.

ACCUMULATION PHASE

There are two phases in the Contract: the accumulation and annuity phases. The accumulation phase is the period prior to the Annuity Commencement Date when you invest premiums in the separate and/or Fixed Account under the Contract. Premiums increase the Accumulated Value. In addition, the performance of the Subaccounts underlying the Variable Account and/or the Fixed Account will affect the Accumulated Value as well. The Contract may increase or decrease in value depending on the performance of the Variable Account. Generally, any increase in the Contract’s value grows tax-deferred until you request a distribution. Any distributions you take from the Contract during the accumulation phase are taxable to the extent there is

ACCUMULATION PHASE

gain in the Contract. Accumulation phase distributions are taxed differently than annuity payments. For annuity payments (periodic payments from an annuity payment option during the annuity phase), any cost basis in the Contract is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of cost basis (if there is any) and partially of taxable gain.

Contract Valuation

During the accumulation phase, we refer to your Contract’s value as the Accumulated Value. The Accumulated Value is the total of:

♦	the Fixed Account value; and

♦	the Variable Account value (the total of all your subaccounts).

The Accumulated Value of your Contract is determined on each Valuation Date.

Fixed Account Valuation

You may choose to deposit some or none of your money in the Fixed Account portion of the Contract. We will credit interest on the Accumulated Values within the Fixed Account at a declared rate of interest for 12 months from the time of deposit. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3.5%. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the Accumulated Value within the Fixed Account may not exceed 3.5% for any 12-month period.

Each month we declare the effective annual interest rate that applies to the Fixed Account. This new rate applies to new premiums or amounts newly transferred from a Subaccount (new money) for the 12-month period beginning at the time of your deposit to the Fixed Account. After that period expires, a new rate will be declared for that deposit and will be effective for another 12 months. This process continues for each block of existing deposits at the end of each 12-month period.

The rate of interest in effect at any time for new money may differ from the rate or rates in effect for any blocks of existing money in the Fixed Account. Interest on existing money may vary depending on when the new money was first deposited in the Fixed Account. For purposes of crediting future interest, we will take any withdrawals or transfers from the oldest deposits and accumulated interest in the Fixed Account.

Variable Account Valuation

We calculate the value of each Subaccount by multiplying the number of accumulation units attributable to that Subaccount by the Accumulation Unit Value for the Subaccount. Any amounts allocated to a Subaccount will be converted into accumulation units of the Subaccount.

We credit accumulation units to your Subaccount when you allocate premiums or transfer amounts to that particular Subaccount. The number of accumulation units we credit is determined by dividing the premium or other amount credited to the Subaccount by the accumulation unit value for that Valuation Date. Conversely, we reduce your accumulation units in a Subaccount when you withdraw or transfer from that Subaccount and by the Contract maintenance charge allocable to your Contract. The investment experience of the portfolio underlying each Subaccount will cause the accumulation unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the Subaccount. We make no guarantee as to the value in any Subaccount. You bear all the investment risk on the performance of the portfolios underlying the corresponding Subaccounts you choose. Because of all of the variables effecting a Subaccount’s performance, the Subaccount’s value cannot be predetermined.

In addition to your investment experience, any premiums you make or any surplus refund we credit will positively affect your Accumulated Value. If you make

ACCUMULATION PHASE

any withdrawals, your Accumulated Value will decrease by the amount of the withdrawals and any associated withdrawal charges.

At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (1) multiplied by (2) where:

(1)	Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.

(2)	Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor

The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (1) by (2) and then subtracting (3) where:

(1)	Is the sum of:

(a)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(b)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(c)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(2)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(3)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total accumulated value in the Subaccount. The mortality and expense risk charge is 1.25%.

Dollar Cost Averaging

You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to the other Subaccounts except the Fixed Account. Transfers will be made automatically on the date you choose (except the 29th, 30th or 31st of a month). You may use dollar cost averaging until the amount in the Thrivent Money Market Subaccount is completely transferred, at which time this DCA plan shall terminate. You may terminate the plan at any time by request. Dollar cost averaging may be suitable for you if you wish to make a substantial deposit in your Contract. This approach allows you to spread investments over time to reduce the risk of investing at the top of the market cycle. You may establish a dollar cost averaging plan by obtaining an application and full information concerning the plan and its restrictions, from our Service Center. Transfers under dollar cost averaging are not subject to the charges applicable to transfers, described below.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are high.

Transfers among Subaccounts and/or the Fixed Account

Except for certain restrictions mentioned below, you may transfer your Accumulated Value among the Subaccounts and the Fixed Account. Such transfers must take place during the accumulation phase. We will process requests for transfers that we receive at our Service Center, in good order, before 4:00 p.m. Eastern Time or as of the close of business on that Valuation Date. We will process requests we receive after that time as of the close of business on the following Valuation Date.

ACCUMULATION PHASE

To accomplish a transfer from a Subaccount, we will redeem the accumulation units in that Subaccount and reinvest that value in accumulation units of the other Subaccounts and/or the Fixed Account as you specify. We will impose the following restrictions on transfers:

♦	You must transfer out at least $500 or, if less, the total value of the Subaccount or Fixed Account from which you are making the transfer.

♦	You must transfer in a minimum amount of $50 to any Subaccount or to the Fixed Account.

You may make twelve free transfers from one or more Subaccounts in each Contract year. After that, we will charge you $10 for each subsequent transfer. We consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts. We deduct the transfer charge from the total value of the Subaccount from which the transfer was made. When you transfer from two or more Subaccounts, we apply the $10 transfer charge among those Subaccounts in proportion to the amounts you transfer. Transfers may also be subject to any conditions that the Portfolio whose shares are involved may impose.

You may make only one transfer from the Fixed Account in each Contract year. The transfer may not exceed the greater of $500 or 25% of the total value of the Fixed Account at the time of transfer. Transfers from the Fixed Account are not subject to a transfer charge and do not count toward your twelve free transfers. If you want to transfer from the Fixed Account, we redeem the value you wish to transfer from the Fixed Account and reinvest that value in accumulation units of the Subaccount or Subaccounts you have selected.

Frequent Trading Policies

Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.

We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.

As described in this section, we impose a fee if the transfers made within a given time period exceed a maximum contractual number.

We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

ACCUMULATION PHASE

In addition, the underlying funds may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.

Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

Asset Rebalancing

You may choose to automatically rebalance your Contract value periodically under the asset rebalancing program. Automatic asset rebalancing may be set up annually or semi-annually to begin on the date you select (except the 29th, 30th, or 31st of a month). Before you begin the program, you should determine your investment goals and risk tolerance. After you determine the appropriate allocations and percentages, we will begin allocating your premiums immediately and rebalance on the date you select.

To elect to participate in the program, we must receive a written request at our Service Center from you. This request will override any previous allocations you may have chosen. Rebalancing continues until you stop or change it. The program will not terminate automatically by transferring your allocations to another subaccount. You can change your allocations at any time by telephone request (if we receive proper authorization from you) or by written request. You can also stop or suspend the program by providing a written request to our Service Center.

Periodic rebalancing takes into account increases and decreases in Contract values in each Subaccount due to performance, withdrawals, transfers and premiums.

Automatic asset rebalancing does not count toward the number of free transfers described previously.

The Fixed Account is excluded from this program. We reserve the right to change this program at any time.

Telephone and Online Transactions

You may perform certain transactions online or over the telephone if we receive proper authorization from you.

We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transactions by not having been properly authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone transactions.

Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.

ACCUMULATION PHASE

Timely Processing

We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.

Surrenders and Withdrawals Before the Annuity Commencement Date

You may surrender or withdraw from your Accumulated Value during the accumulation phase if the Annuitant is alive. You may request a surrender or withdrawal by completing an approved surrender form. The surrender or withdrawal will not be processed until we receive your surrender request at our Service Center, in good order. You may obtain a form by contacting your Thrivent Financial representative or calling our Service Center at (800) 847-4836. We do not accept telephone requests for full surrenders. You may make partial surrenders by telephone, if we receive proper authorization from you. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders and may require an employer signature. See Federal Tax Status—Qualified Plans.) Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time, on a Valuation Date, in order to process it on the same day.

We will generally pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. You will receive the Accumulated Value less any applicable withdrawal or surrender charge or any applicable Contract maintenance charge. Please see Charges and Deductions for more information. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.

If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $600, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $600 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.

A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender. If you have requested that a systematic partial surrender should be allocated to a specific Subaccount and the value in that Subaccount is less than the amount of the allocation, we will allocate the partial surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. You may not withdraw less than $25 at one time.

ACCUMULATION PHASE

You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent registered representative. These authentication procedures are designed to protect against fraud. Such an authentication procedure would be required for:

♦	Surrender of a value of $100,000 or more;

♦	Request to send proceeds to an address other than the one listed on the account;

♦	Request to wire funds or directly deposit funds to a bank account with a bank name registration different than the bank name of the account;

♦	Request to make redemption proceeds payable to someone other than the current owner;

♦	Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and

♦	Certain other transactions as determined by us.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Federal Tax Status.

For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial Surrender form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative.

If on your Contract Anniversary, the Accumulated Value of your Contract is below $600 and you have paid no premium for the past 36 consecutive months, we will terminate your Contract and pay you the Accumulated Value of the Contract less any applicable withdrawal charges.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty if made before you attain age 59 1/2. See Federal Tax Matters for more details.

Automatic Payout Option

The automatic payout option is a series of partial withdrawals from your Contract based on the payment method you select. You are taxed on each distribution to the extent there is taxable gain in the Contract. This distribution plan is not considered annuitization nor are the payments considered annuity payments. You may

ACCUMULATION PHASE

only establish the automatic payout option during the accumulation phase. Distributions made as automatic payments under this option will be subject to withdrawal charges. See Charges and Deductions. You can set up this distribution plan by contacting your representative. You should consult a tax adviser about the tax consequences of receiving automatic payouts.

Death of an Owner and/or Annuitant Before the Annuity Commencement Date

If the Annuitant dies before the Annuity Commencement Date, the beneficiary will be entitled to receive the Contract’s death benefit. We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center satisfactory proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts and the Fixed Account according to the ratio of the accumulated value in each to the Accumulated Value in the Contract. Once calculated, death proceeds may continue to be subject to the investment experience of the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount.

If you are an owner, but not the Annuitant, upon your death we will pay the Cash Surrender Value (not the death proceeds) of the Contract to your successor owner. (However, for Contracts delivered in New York, we will pay the Accumulated Value.)

Upon the death of the first owner to die, we are required to distribute the death proceeds (or Cash Surrender Value) to either your beneficiary or successor owner (as stated above):

♦	within five years of your death; or

♦

if your beneficiary or successor owner is a natural person (as opposed to an entity), he or she may select an annuity payment option. Payments must begin within one year of your death. The annuity payments in the selected annuity payment option must be made over a period that does not extend beyond the life or life expectancy of the beneficiary or successor owner, as applicable.

Your beneficiary’s choices of payment options may be limited if you designate a mandatory form of distribution which does not allow your beneficiary to change it.

Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death.

Before we can process any death proceeds, we must receive at our Service Center:

♦	proof that the Annuitant or owner died before the Annuity Commencement Date;

♦	a completed claim form; and

♦	any other information that we reasonably require to process the claim.

If the Annuitant dies before age 80, the amount of the death benefit is the greater of:

♦	the Accumulated Value of the Contract;

♦	the sum of all premiums paid less the sum of any withdrawals; or

♦

the Minimum Death Proceeds Value which is equal to the highest Accumulated Value of the Contract at issue or on any Contract Anniversary date, plus the sum of all premiums paid, less the sum of any withdrawal since that date.

In the year the Annuitant reaches age 79, the Minimum Death Benefit Value is set for the last time on the Contract Anniversary date. From that point forward, death proceeds will be the last established minimum death proceeds amount, plus premiums, less withdrawals since that time, or the Accumulated Value of the Contract as of the good order date, which ever is greater.

If an Annuitant dies before annuity payments begin and that Annuitant’s spouse is the sole primary beneficiary, he or she may, to the extent permitted by law and the Contract, elect to continue the Contract in force, in which case the surviving spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the accumulated value in each to the

ACCUMULATION Phase

Accumulated Value of the Contract. Where allowed by the Contract, the spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. If the surviving spouse elects to continue the Contract, the death benefit will be determined according to your Contract based on the Accumulated Value on the Exchange Date. Federal law may limit the rights and/or tax benefits available for Contract continuation for state recognized same sex or civil union partners.

ANNUITY PHASE

If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.

The next phase after the accumulation phase of the Contract is the annuity phase. The annuity phase is the period when you begin receiving annuity payments (periodic payments), based on the amounts you accumulated under your Contract. This phase begins on the Annuity Commencement Date. Currently, we offer annuity payment options only on a fixed basis, however, we may choose to make other annuity payment options available in the future. Like the accumulation phase, any amounts remaining in your Contract during the annuity phase are tax-deferred until the payment is received.

Annuity Commencement Date

The Annuity Commencement Date is the date we apply the Cash Surrender Value to an annuity payment option for the benefit of a payee. The Annuity Commencement Date is sometimes referred to as a maturity date or annuity date. We determine the Annuity Commencement Date at the time we issue your Contract. If the Contract is nonqualified, Annuitant’s age 80 is the earliest maturity age we assign at issue. If the Contract is a qualified Contract, Annuitant’s age 70 is the earliest maturity age we assign at issue. In certain circumstances you can change your Annuity Commencement Date to a date sooner or later than the assigned date in order to begin or defer receiving annuity payments. Some states may have certain restrictions as to the assignment of a maturity age. For either qualified or nonqualified Contracts, if the Annuitant’s age is greater than the earliest maturity age we use, the maturity age and Annuity Commencement Date will be dependent upon the Annuitant’s age at the time we issue the Contract. You may change your Annuity Commencement Date by giving us notice in writing or by telephone before both the Annuity Commencement Date currently in effect and the new Annuity Commencement Date. The Annuity Commencement Date is subject to our approval. If we issue your Contract in connection with a Qualified Plan, your plan document, or Contract endorsement may restrict your choice of an Annuity Commencement Date or the annuity payment option available. Some states require that we assign lower maximum maturity dates or do not allow us to issue Contracts to individuals who exceed a certain age. In any case, we will issue Contracts in accordance with the requirements of your state. The maximum maturity age is 90 on a Contract we deliver in the state of New York. As a result, we will not issue a Contract in New York if you are age 80 or older.

Your Contract provides for a death benefit if the Annuitant dies before the Annuity Commencement Date. After the Annuity Commencement Date, amounts payable, if any, depend upon the terms of the payment option.

ANNUITY PHASE

Annuity payments begin on the Annuity Commencement Date. However, we cannot make any annuity payments under an annuity payment option if you previously surrendered your Contract or if we have paid out all of the death proceeds to your beneficiary.

Annuity Payments

If you select an annuity payment option, we will transfer your Cash Surrender Value on your Annuity Commencement Date to our Fixed Account, which supports our insurance and annuity obligations. We call the resulting value your Annuity Proceeds. Your Annuity Proceeds will not vary with the performance of the Variable Account. We will pay the Annuity Proceeds to the payee that you designated on your Contract. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee.

We will not assess a surrender charge at the time of annuitization if annuity payments begin more than three years after your Issue Date and you choose an annuity payment option that provides a life income with a guaranteed payment period (such as Option 4 or Option 5 below). Otherwise, we will apply a surrender charge. In such cases we will take into account the 10% free withdrawal provision and the maximum 7 1/2% limitation described under Withdrawal or Surrender Charges.

The following annuity payment options are generally available under the Contract:

♦

Option 1—Interest. You leave the Annuity Proceeds with us to earn interest. You may elect to receive the interest that you earn at regular intervals or you may leave the interest to accumulate. You may withdraw all or part of the Annuity Proceeds and the interest earned by submitting a request to our Service Center. Funds held in this option are not tax-deferred. You will be taxed on any taxable gains that accumulated and any earnings attributable to your Accumulated Value in the year in which this option is effected. Interest payments will be currently taxed in the year in which we credit them. This option may not be available in your state.

♦

Option 2—Specified Amount Income. We make annuity payments at regular intervals of the amount you selected until the entire Annuity Proceeds plus the interest earned have been paid. The payment period may not be less than 13 months or exceed 30 years. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our Service Center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.

♦

Option 3—Fixed Period Income. We make annuity payments at regular intervals for a fixed number of payments, not to exceed 30 years. We call this payment period the “Guaranteed Payment Period.” At the end of the guaranteed payment period, all of the annuity payments will be paid, and the Contract will terminate. Longer payment periods are permitted in certain circumstances. The payee may withdraw the commuted value of any remaining payments by submitting a request to our Service Center. Annuity payments paid under this option are guaranteed as to a minimum dollar amount.

♦

Option 4—Life Income with Guaranteed Payment Period. We make annuity payments at regular intervals for the lifetime of the payee. If the payee dies during the guaranteed payment period, we will continue payments to the payee’s named beneficiary to the end of the guaranteed payment period. The payee may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The amount of the annuity payments depends upon the age and, where permitted, sex of the payee at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.

♦	Option 5—Joint and Survivor Life Income with Guaranteed Payment Period. We make annuity payments at regular intervals for the

ANNUITY PHASE

lifetime of both payees. Upon the death of one of the payees, we will continue payments for the lifetime of the surviving payee. If both payees die during the guaranteed payment period, we will continue payments to the payees’ beneficiary to the end of that period. The payees may choose a guaranteed payment period of 0 to 30 years at the time this option is selected. The payees may also choose to have the annuity payments reduce upon the death of the first payee. The annuity payments may be reduced by a factor of 1/2, 1/3 or 1/4. A higher reduction amount will result in a higher payment while both payees are alive. The amount of the payments depends upon the age and, where permitted, sex of the payees at the time we issue the annuity payment option. Annuity payments paid under this option are guaranteed as to minimum dollar amount during the guaranteed payment period.

We also have other annuity payment options that may be chosen. Information about these options may be obtained from your representative or our Service Center.

If you do not select an annuity payment option before your Annuity Commencement Date, we will select Option 4, the life income with guaranteed payment period, for you.

Before your Annuity Commencement Date, you may elect to receive a single sum rather than payments under the annuity payment option by surrendering the Contract. We will deduct a surrender charge from the Accumulated Value of your Contract, if applicable.

Under the annuity payment options, the payee may select payments on a monthly, quarterly, semiannual or annual basis, provided each payment is at least $25 ($20 for residents of New York.). We will make the first payment under the annuity payment option on the first business day following the end of the payment interval you choose. If the Annuity Proceeds at the Annuity Commencement Date are less than $1,000 or would not result in a payment of at least $25, we may pay the Annuity Proceeds in a single sum and we will cancel your annuity payment option. We determine the amount of your annuity payments by applying the Annuity Proceeds less any fees or charges due, to the annuity table in the Contract for the annuity payment option selected. We show the amount of the minimum annuity payments guaranteed by us for each $1,000 in an annuity payment option in the table in your Contract. The values of the annuity payment options are based on the payee’s age and sex on the Annuity Commencement Date. If there is an error as to the date of birth or sex of the payee, we will adjust any amount payable to conform to the correct date of birth or sex.

With respect to each annuity payment under an annuity payment option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

We will also deduct any applicable Contract maintenance charge at the Annuity Commencement Date upon commencement of an annuity payment option or receipt of a lump sum.

We declare interest rates applicable to annuity payment options at least annually. Interest is compounded daily at an effective annual guaranteed minimum interest rate of 3.5%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges and experience.

Withdrawals and Surrenders during the Annuity Phase

Upon the Annuity Commencement Date and if the payee chooses a life income payment option, the payee must also elect to characterize the annuity payments as revocable or irrevocable. (However, some states do not allow the characterizations of a Contract as revocable.) For all other payment options, your Contract will be revocable.

If your Contract is revocable and you have chosen a life income payment option, you can later characterize your Contract as irrevocable. However, once you characterize

ANNUITY PHASE

your payments as irrevocable, you cannot later change it to a revocable Contract once we begin making the payments.

In the event you surrender or take a withdrawal, in such cases, the amount you may withdraw or surrender is the commuted value or any unpaid annuity payments remaining in the guaranteed payout period. The commuted value is the current payments discounted at a rate you establish at the time you select your annuity payment option.

Death of Owner/Payee after the Annuity Commencement Date

If an owner/payee dies on or after the Annuity Commencement Date and before all of the Annuity Proceeds have been paid, we must pay any remaining Annuity Proceeds under the annuity payment option at least as rapidly as payments were being paid under that annuity payment option on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment may apply.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of your Contract. If you make a withdrawal from or surrender the Contract before the Contract has been in force for seven full Contract years, the charges in the table shown below will apply. If you select an annuity payment option before the end of the 7th Contract year, we will assess the applicable surrender charge (unless we waive it as described below).

Contract Year	Charge as Percentage of Excess Amount Withdrawn or Surrendered[1]
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8+	0%

1 The withdrawal or surrender charge is a percentage of the excess amount. We define the excess amount as the total amount of the withdrawal or surrender less the amount of the 10% free withdrawal, described below. The total amount of withdrawal and surrender charges may not exceed 7 1/2% of total gross premiums you pay under the Contract.

If withdrawal or surrender charges are not sufficient to cover sales expenses, we will bear the loss. But, if the amount of such charges is more than sufficient, we will retain the excess. We do not believe that the withdrawal and surrender charges imposed will cover the expected sales expenses for the Contracts.

Certain withdrawals and surrenders are subject to a 10% federal tax penalty on the amount of taxable income withdrawn, in addition to ordinary income tax on any such taxable income. See Federal Tax Matters for more information.

Transfer Charge

You may make twelve free transfers in each Contract year. We will charge $10 for each subsequent transfer.

10% Free Withdrawal

In each Contract year, you may make free withdrawals of up to 10% of the Accumulated Value existing at the time you made the first withdrawal in that Contract year. A free withdrawal is a withdrawal without a withdrawal charge. To determine the free withdrawal amount, we take 10% of the Accumulated Value of the Contract at the time you made the first withdrawal in that Contract year. Any subsequent free withdrawals are subtracted from this amount. This right is not

CHARGES AND DEDUCTIONS

cumulative from Contract year to Contract year, so each Contract year you are only allowed to take a total of up to 10% from your Accumulated Value without incurring a withdrawal charge.

Waiver of Withdrawal and Surrender Charges

We will waive the withdrawal or surrender charge under the following circumstances:

♦

If you or your spouse is confined to a nursing home, a licensed hospital or a hospice for at least 30 consecutive days and your withdrawal or surrender occurred during your confinement or within 90 days of your confinement. We must receive satisfactory written proof at our Service Center. This is only allowed under certain state’s laws. This waiver is not available for Contracts delivered in New York.

♦

If you begin annuity payments more than three years after the Issue Date and you choose (1) a fixed period or specified amount where the accumulation phase and the payment period equals or exceeds the Surrender Charge period, or (2) a life income with a guaranteed period (such as Option 4 or 5 of the annuity payment options).

♦	Upon the death of the Annuitant (or owner for Contracts delivered in New York).

♦

If you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.

♦	Withdrawal charges will also be waived for Contracts delivered in New York if Option 2 or 3 is chosen (if the duration of payments lasts for at least five years).

We may vary the charges and other terms of the Contracts if special circumstances result in reduced sales expenses, administrative expenses, or various risks. Variations may occur in Contracts sold to members of a class of associated individuals, an employer or other entities representing an associated class. These variations in charges will not be unfairly discriminatory to the interests of other Contract owners.

Contract Maintenance Charge

During the accumulation phase, we annually deduct a $25 Contract maintenance charge. The charge is deducted on the last day of each Contract year or upon surrender of the Contract if that is earlier. We deduct the charge from your Accumulated Value in proportion to the amounts in your Subaccounts and the Fixed Account (except if you live in South Carolina). The purpose of this charge is to reimburse us for administrative expenses relating to the Contract.

We do not deduct this charge if your total net premiums are $1,500 or more at the end of your Contract year or at surrender. Net premiums are your premiums less any withdrawals and any associated withdrawal charges. We do not expect to profit from this charge. We will not increase the charge for administrative expenses regardless of actual expenses. We reserve the right to waive this charge.

Mortality and Expense Risk Charge

We assume several mortality risks under the Contracts.

First, we assume a mortality risk by our contractual obligation to pay death proceeds to the beneficiary if the Annuitant under a Contract dies during the accumulation phase. We assume the risk that the Annuitant may die prior to the Annuity Commencement Date at a time when the death proceeds guaranteed by the Contract may be higher than the Accumulated Value of the Contract.

Second, we assume a mortality risk arising from the fact that the Contracts do not impose any surrender charge on the death proceeds. The Cash Surrender Value is lower for Contracts under which a withdrawal or surrender charge remains in effect, while the amount of the death proceeds under such Contracts is unaffected by the withdrawal or surrender charge. Accordingly, our mortality risk is higher under such Contracts than it would be under otherwise comparable Contracts that impose the surrender charge upon payment of death proceeds.

CHARGES AND DEDUCTIONS

Third, we assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under annuity payment options involving life contingencies. This assures each payee that neither the payee’s own longevity nor an improvement in life expectancy generally will have an adverse affect on the annuity payments received under a Contract. This relieves the payee from the risk of outliving the amounts accumulated for retirement.

Fourth, we assume a mortality risk under our annuity purchase rate tables which are guaranteed for the life of a Contract. Options 1, 2 and 3 are based on a guaranteed effective annual interest rate of 3%. Options 4 and 5 are based on a guaranteed effective annual interest rate of 3.5% using the Commissioner’s 1983 Table a “Annuitant Mortality Table.”

In addition to the above mentioned mortality risks, we assume an expense risk under the Contracts. This is because the Contract maintenance charge deducted from the Contracts to cover administrative expenses may not be sufficient to cover the expenses actually incurred. Administrative expenses include such costs as processing premiums, annuity payments, withdrawals, surrenders and transfers; furnishing confirmation notices and periodic reports; calculating the mortality and expense risk charge; preparing voting materials and tax reports; updating the registration statement for the Contracts; and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each Subaccount in the Variable Account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the Variable Account for the mortality and expense risks assumed under the Contracts during the accumulation period. Contracts pending payout due to a death claim are charged at an annual rate of 0.95%.

If the mortality and expense risk charge and other charges under a Contract are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

Fund Expenses

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

GENERAL INFORMATION ABOUT THE CONTRACTS

The Entire Contract

The entire contract between you and us consists of:

♦	the Contract including any attached riders, endorsements or amendments;

♦	the application attached to the Contract; and

♦	the Thrivent Financial Articles of Incorporation and Bylaws which are in effect on the Issue Date of your Contract.

Postponement of Payments

We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

GENERAL INFORMATION ABOUT THE CONTRACTS

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.

Purchase Payments

Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Date of Receipt

Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center, in proper form unless received (1) after the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial representatives and customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.

Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.

Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

If our reserves for any class of Contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Reports to Contract Owners

At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.

GENERAL INFORMATION ABOUT THE CONTRACTS

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contracts. Your actual Contract (including the application) and any endorsements, along with our Bylaws, are the controlling documents.

Gender Neutral Benefits

In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.

Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:

♦	Contracts used in an employer sponsored retirement plan;

♦	Contracts issued in Massachusetts (beginning January 1, 2009); and

♦	Contracts issued in Montana (beginning October 1, 1985).

Contract Inquiries

You may make inquiries regarding the Contract by writing or calling our Service Center at 1-800-THRIVENT (1-800-847-4836).

FEDERAL TAX STATUS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment— federal, state, or local—of any Contract or any transaction involving a Contract.

Tax Status of the Variable Account

The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.

Taxation of Annuities in General

The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

FEDERAL TAX STATUS

Tax Deferral During Accumulation Period

In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the Contract Owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.

Ownership Treatment. In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.

FEDERAL TAX STATUS

The remainder of this discussion assumes that the Contract will be treated as an annuity Contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.

Taxation of Annuity Income Payments

Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the investment in the Contract (defined above) allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.

Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.

Beginning in 2013, income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.

There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.

Tax Treatment of Death Benefit

Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.

After the Annuity Date, where a guaranteed period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the Contract; or (2) if distributed in accordance with the existing

FEDERAL TAX STATUS

annuity income option, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Assignments, Pledges, and Gratuitous Transfers

Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or a former spouse incident to divorce), the Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the contract is increased to reflect the amount includible in the transferor’s income.

Penalty Tax on Premature Distributions

Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1/2; (2) attributable to the Contract Owner’s becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law). For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 59 1/2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity Contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time an immediate annuity issued by us, the IRS may treat the two Contracts as one Contract. Similarly, if a person transfers part of his or her interest in one annuity Contract to purchase another annuity Contract, the IRS might treat the two Contracts as one Contract. In addition, if a person purchases two or more Contracts from us (or an affiliate) during any calendar year, all such Contracts will be treated as one Contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity Contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity Contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing Contract is exchanged for the Contract, the IRS might treat the two Contracts as one annuity Contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.

FEDERAL TAX STATUS

Qualified Plans

The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the Contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.

The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Individual Retirement Accounts and Annuities. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be moved directly to a Roth IRA. This movement is called a “qualified rollover contribution.”

Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1/2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise the surrender rights described under the heading “The Contracts—Surrender (Redemption)” unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.

Direct Rollovers

If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other

FEDERAL TAX STATUS

Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to certain Qualified Plans.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.

Before the Maturity Date, the Contract Owner shall have the voting interest with respect to shares of the Fund attributable to the Contract. On and after the Maturity Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for

VOTING RIGHTS

determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance agent of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its agent for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services, including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this Prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an agent of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if members purchase product issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, helps support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

SALES AND OTHER Agreements

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. Commissions range from 0.50% to 3.50% of premiums paid into the Contract. Commission rates are based upon the age of the annuitant at the time the premium is paid. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible. Your financial representative may receive asset-based compensation ranging from 0% to 0.32% of Accumulated Value, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. If, in the case of a full surrender, we persuade you to retain your Contract instead of surrendering it, your financial representative may be eligible for a retention bonus. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these Contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

♦ Introduction
♦ Principal Underwriter
♦ Standard and Poor’s Disclaimer
♦ Independent Registered Public Accounting Firm and Financial Statements

You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

You may obtain copies of the prospectus, SAI, annual report and all other documents required to be filed with the Securities and Exchange Commission at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 551-8090. Reports and other information about Thrivent Variable Annuity Account A are available on the Commission’s web site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

THRIVENT VARIABLE ANNUITY ACCOUNT A

1933 Act Registration No. 33-82054

1940 Act Registration No. 811-8660

Please send me the Statement of Additional Information (SAI) for the:

Flexible Premium Deferred Variable Annuity

(Thrivent Variable Annuity Account A)

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

APPENDIX A—CONDENSED FINANCIAL INFORMATION

The following tables show the historical performance of Accumulation Unit Values for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. The date on which operations commenced in each price level is noted in parentheses. This information is derived from the financial statements of the Variable Account and should be read in conjunction with the financial statements, related notes and other financial information of the Variable Account included in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by contacting us at 1-800-THRIVENT (1-800-847-4836) or visiting our website at www.thrivent.com.

Year ended Dec. 31,	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Thrivent Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.78	$11.01	$8.53	$13.77	$12.75	$11.35	$10.00	—	—	—
value at end of period	$12.12	$12.78	$11.01	$8.53	$13.77	$12.75	$11.35	—	—	—
number outstanding at end of period (000 omitted)	3,587	3,886	4,174	4,110	3,921	3,336	847	—	—	—

Thrivent Moderately Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.70	$11.14	$8.69	$13.22	$12.42	$11.12	$10.00	—	—	—
value at end of period	$12.19	$12.70	$11.14	$8.69	$13.22	$12.42	$11.12	—	—	—
number outstanding at end of period (000 omitted)	12,527	13,047	13,844	13,943	13,608	9,514	2,512	—	—	—

Thrivent Moderate Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.71	$11.32	$9.04	$12.66	$12.01	$10.91	$10.00	—	—	—
value at end of period	$12.43	$12.71	$11.32	$9.04	$12.66	$12.01	$10.91	—	—	—
number outstanding at end of period (000 omitted)	21,316	22,174	22,493	22,666	22,060	15,122	5,133	—	—	—

Thrivent Moderately Conservative Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.54	$11.40	$9.42	$12.01	$11.52	$10.65	$10.00	—	—	—
value at end of period	$12.41	$12.54	$11.40	$9.42	$12.01	$11.52	$10.65	—	—	—
number outstanding at end of period (000 omitted)	8,906	8,765	8,426	8,031	7,575	4,951	1,947	—	—	—

Thrivent Partner Technology Subaccount[1] (March 2, 2001)
Accumulation unit:
value at beginning of period	$8.12	$6.58	$4.25	$8.33	$7.60	$7.45	$7.27	$7.02	$4.70	$8.16
value at end of period	$6.99	$8.12	$6.58	$4.25	$8.33	$7.60	$7.45	$7.27	$7.02	$4.70
number outstanding at end of period (000 omitted)	451	541	645	654	832	981	1,192	1,336	1,316	983

Thrivent Partner Healthcare Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$11.91	$10.86	$8.88	$10.00	—	—	—	—	—	—
value at end of period	$11.32	$11.91	$10.86	$8.88	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	103	110	110	76	—	—	—	—	—	—

Thrivent Partner Natural Resources Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$9.27	$8.07	$5.68	$10.00	—	—	—	—	—	—
value at end of period	$7.98	$9.27	$8.07	$5.68	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	313	267	238	107	—	—	—	—	—	—

Thrivent Partner Emerging Markets Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$12.14	$9.65	$5.59	$10.00	—	—	—	—	—	—
value at end of period	$10.69	$12.14	$9.65	$5.59	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	220	250	166	32	—	—	—	—	—	—

1 Formerly Thrivent Technology Subaccount

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Thrivent Real Estate Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$20.86	$16.56	$12.99	$20.96	$25.52	$19.25	$17.21	$12.89	$10.00	—
value at end of period	$22.43	$20.86	$16.56	$12.99	$20.96	$25.52	$19.25	$17.21	$12.89	—
number outstanding at end of period (000 omitted)	405	484	578	682	917	1,347	1,539	1,239	531	—

Thrivent Partner Utilities Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$8.14	$7.72	$6.98	$10.00	—	—	—	—	—	—
value at end of period	$8.77	$8.14	$7.72	$6.98	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	103	69	63	42	—	—	—	—	—	—

Thrivent Partner Small Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$13.14	$10.32	$7.76	$13.84	$12.91	$11.61	$11.31	$10.29	$7.24	$10.00
value at end of period	$12.48	$13.14	$10.32	$7.76	$13.84	$12.91	$11.61	$11.31	$10.29	$7.24
number outstanding at end of period (000 omitted)	161	185	183	202	247	273	290	271	206	62

Thrivent Partner Small Cap Value Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$23.26	$19.07	$14.83	$20.58	$21.06	$17.55	$16.95	$14.04	$10.00	—
value at end of period	$22.51	$23.26	$19.07	$14.83	$20.58	$21.06	$17.55	$16.95	$14.04	—
number outstanding at end of period (000 omitted)	248	313	342	370	415	506	541	520	203	—

Thrivent Small Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$15.99	$12.95	$10.89	$17.65	$16.84	$15.11	$14.06	$11.78	$8.51	$10.82
value at end of period	$14.96	$15.99	$12.95	$10.89	$17.65	$16.84	$15.11	$14.06	$11.78	$8.51
number outstanding at end of period (000 omitted)	910	1,121	1,349	1,563	1,980	2,461	2,930	3,121	3,144	2,775

Thrivent Small Cap Index Subaccount (June 15, 1995)
Accumulation unit:
value at beginning of period	$34.19	$27.51	$22.23	$32.66	$33.24	$29.34	$27.68	$22.95	$16.82	$20.01
value at end of period	$33.95	$34.19	$27.51	$22.23	$32.66	$33.24	$29.34	$27.68	$22.95	$16.82
number outstanding at end of period (000 omitted)	3,387	3,961	4,613	5,414	6,719	8,403	10,614	12,583	13,840	14,882

Thrivent Mid Cap Growth Subaccount II (April 30, 2002)
Accumulation unit:
value at beginning of period	$15.64	$12.37	$8.39	$14.83	$12.54	$11.69	$10.64	$9.26	$6.82	$10.00
value at end of period	$14.78	$15.64	$12.37	$8.39	$14.83	$12.54	$11.69	$10.64	$9.26	$6.82
number outstanding at end of period (000 omitted)	85	93	99	111	168	181	248	289	254	73

Thrivent Mid Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$17.57	$13.78	$9.25	$15.90	$13.43	$12.52	$11.39	$10.36	$7.72	$10.00
value at end of period	$16.41	$17.57	$13.78	$9.25	$15.90	$13.43	$12.52	$11.39	$10.36	$7.72
number outstanding at end of period (000 omitted)	397	458	467	513	665	699	887	864	377	60

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Thrivent Partner Mid Cap Value Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$13.76	$11.17	$8.55	$13.33	$13.08	$11.45	$10.00	—	—	—
value at end of period	$12.73	$13.76	$11.17	$8.55	$13.33	$13.08	$11.45	—	—	—
number outstanding at end of period (000 omitted)	104	134	132	113	151	104	57	—	—	—

Thrivent Mid Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$15.10	$12.17	$8.86	$15.15	$14.51	$12.96	$11.27	$9.74	$7.45	$8.93
value at end of period	$13.98	$15.10	$12.17	$8.86	$15.15	$14.51	$12.96	$11.27	$9.74	$7.45
number outstanding at end of period (000 omitted)	1,072	1,333	1,605	1,902	2,430	3,011	3,395	3,316	3,342	3,055

Thrivent Mid Cap Index Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$17.52	$14.09	$10.44	$16.59	$15.61	$14.39	$12.97	$11.35	$8.53	$10.11
value at end of period	$16.92	$17.52	$14.09	$10.44	$16.59	$15.61	$14.39	$12.97	$11.35	$8.53
number outstanding at end of period (000 omitted)	797	917	1,077	1,268	1,598	1,932	2,377	2,412	2,051	1,561

Thrivent Partner Worldwide Allocation Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$8.80	$7.85	$6.04	$10.00	—	—	—	—	—	—
value at end of period	$7.64	$8.80	$7.85	$6.04	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	392	418	348	180	—	—	—	—	—	—

Thrivent Partner International Stock Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$16.90	$15.74	$12.77	$21.95	$20.11	$16.75	$14.92	$13.06	$10.00	—
value at end of period	$14.37	$16.90	$15.74	$12.77	$21.95	$20.11	$16.75	$14.92	$13.06	—
number outstanding at end of period (000 omitted)	1,620	1,953	2,331	2,841	3,701	4,425	5,184	4,839	148	—

Thrivent Partner Socially Responsible Stock Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$10.09	$8.64	$6.45	$10.00	—	—	—	—	—	—
value at end of period	$9.79	$10.09	$8.64	$6.45	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	45	40	25	17	—	—	—	—	—	—

Thrivent Partner All Cap Growth Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$9.74	$7.87	$5.30	$10.00	—	—	—	—	—	—
value at end of period	$8.93	$9.74	$7.87	$5.30	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	73	75	72	16	—	—	—	—	—	—

Thrivent Partner All Cap Value Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$9.05	$7.71	$5.53	$10.00	—	—	—	—	—	—
value at end of period	$8.03	$9.05	$7.71	$5.53	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	41	39	28	14	—	—	—	—	—	—

Thrivent Partner All Cap Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$11.65	$10.14	$7.99	$14.17	$11.92	$10.46	$8.95	$7.97	$6.54	$10.00
value at end of period	$10.95	$11.65	$10.14	$7.99	$14.17	$11.92	$10.46	$8.95	$7.97	$6.54
number outstanding at end of period (000 omitted)	281	344	384	458	552	539	443	315	254	130

Thrivent Large Cap Growth Subaccount II (April 30, 2002)
Accumulation unit:
value at beginning of period	$11.11	$10.38	$7.52	$13.11	$11.40	$10.81	$10.22	$9.62	$7.94	$10.00
value at end of period	$10.29	$11.11	$10.38	$7.52	$13.11	$11.40	$10.81	$10.22	$9.62	$7.94
number outstanding at end of period (000 omitted)	37	46	67	95	133	156	206	208	136	42

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Thrivent Large Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$12.10	$11.07	$7.93	$13.84	$12.00	$11.39	$10.78	$10.13	$7.86	$10.00
value at end of period	$11.32	$12.10	$11.07	$7.93	$13.84	$12.00	$11.39	$10.78	$10.13	$7.86
number outstanding at end of period (000 omitted)	1,010	1,309	1,554	1,842	2,249	2,636	3,021	2,107	994	68

Thrivent Partner Growth Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$13.61	$11.82	$8.36	$14.62	$13.55	$12.13	$11.55	$10.64	$8.22	$10.00
value at end of period	$13.24	$13.61	$11.82	$8.36	$14.62	$13.55	$12.13	$11.55	$10.64	$8.22
number outstanding at end of period (000 omitted)	213	246	294	354	506	561	635	608	352	115

Thrivent Large Cap Value Subaccount (April 25, 2003)
Accumulation unit:
value at beginning of period	$15.57	$14.00	$11.71	$18.05	$17.46	$14.89	$14.09	$12.50	$10.00	—
value at end of period	$14.90	$15.57	$14.00	$11.71	$18.05	$17.46	$14.89	$14.09	$12.50	—
number outstanding at end of period (000 omitted)	1,004	1,204	1,414	1,626	2,023	2,438	2,715	2,496	1,982	—

Thrivent Large Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$9.22	$8.42	$6.68	$10.86	$10.22	$9.25	$8.89	$8.30	$6.92	$9.04
value at end of period	$8.69	$9.22	$8.42	$6.68	$10.86	$10.22	$9.25	$8.89	$8.30	$6.92
number outstanding at end of period (000 omitted)	2,705	3,215	3,848	4,664	5,974	7,662	10,010	10,718	9,831	7,731

Thrivent Large Cap Index Subaccount (June 15, 1995)
Accumulation unit:
value at beginning of period	$24.41	$21.56	$17.30	$27.86	$26.82	$23.55	$22.76	$20.84	$16.46	$21.43
value at end of period	$24.52	$24.41	$21.56	$17.30	$27.86	$26.82	$23.55	$22.76	$20.84	$16.46
number outstanding at end of period (000 omitted)	6,517	7,555	8,852	10,444	13,075	16,234	21,250	25,767	28,407	30,203

Thrivent Equity Income Plus Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$9.24	$8.05	$6.98	$10.00	—	—	—	—	—	—
value at end of period	$8.90	$9.24	$8.05	$6.98	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	196	114	49	20	—	—	—	—	—	—

Thrivent Balanced Subaccount (June 15, 1995)
Accumulation unit:
value at beginning of period	$23.03	$20.59	$17.12	$23.45	$22.51	$20.46	$19.94	$18.68	$16.41	$18.01
value at end of period	$23.70	$23.03	$20.59	$17.12	$23.45	$22.51	$20.46	$19.94	$18.68	$16.41
number outstanding at end of period (000 omitted)	6,458	7,654	9,058	10,873	14,000	17,359	23,117	28,686	32,820	36,448

Thrivent High Yield Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$17.36	$15.35	$10.83	$13.89	$13.69	$12.57	$12.23	$11.25	$8.90	$10.00
value at end of period	$17.95	$17.36	$15.35	$10.83	$13.89	$13.69	$12.57	$12.23	$11.25	$8.90
number outstanding at end of period (000 omitted)	478	546	622	589	730	875	904	674	254	36

Thrivent Diversified Income Plus Subaccount[1] (March 2, 1998)
Accumulation unit:
value at beginning of period	$14.83	$12.97	$9.87	$13.02	$13.31	$11.80	$11.54	$10.89	$8.73	$8.81
value at end of period	$14.99	$14.83	$12.97	$9.87	$13.02	$13.31	$11.80	$11.54	$10.89	$8.73
number outstanding at end of period (000 omitted)	967	972	1,010	1,220	1,767	1,821	2,101	2,572	2,523	2,227

1 Formerly known as Thrivent High Yield Subaccount II

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002
Thrivent Partner Socially Responsible Bond Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$11.91	$11.16	$10.18	$10.00	—	—	—	—	—	—
value at end of period	$12.55	$11.91	$11.16	$10.18	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	31	24	17	8	—	—	—	—	—	—

Thrivent Income Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$14.35	$13.02	$10.87	$12.35	$12.05	$11.57	$11.45	$11.07	$10.33	$10.00
value at end of period	$15.01	$14.35	$13.02	$10.87	$12.35	$12.05	$11.57	$11.45	$11.07	$10.33
number outstanding at end of period (000 omitted)	819	937	987	1,130	1,336	1,459	1,493	1,125	669	255

Thrivent Bond Index Subaccount (June 15, 1995)
Accumulation unit:
value at beginning of period	$19.86	$18.41	$17.19	$17.55	$16.81	$16.37	$16.22	$15.81	$15.45	$14.26
value at end of period	$21.23	$19.86	$18.41	$17.19	$17.55	$16.81	$16.37	$16.22	$15.81	$15.45
number outstanding at end of period (000 omitted)	1,806	2,066	2,300	2,867	3,611	4,671	6,015	7,188	8,292	9,426

Thrivent Limited Maturity Bond Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$12.39	$11.91	$10.58	$11.45	$11.15	$10.80	$10.73	$10.66	$10.33	$10.00
value at end of period	$12.34	$12.39	$11.91	$10.58	$11.45	$11.15	$10.80	$10.73	$10.66	$10.33
number outstanding at end of period (000 omitted)	1,528	1,450	1,554	1,544	1,928	2,385	2,950	2,629	1,378	463

Thrivent Mortgage Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$13.01	$11.75	$10.53	$11.22	$10.80	$10.45	$10.37	$10.10	$10.00	—
value at end of period	$13.43	$13.01	$11.75	$10.53	$11.22	$10.80	$10.45	$10.37	$10.10	—
number outstanding at end of period (000 omitted)	142	161	202	251	347	461	574	522	259	—

Thrivent Money Market Subaccount (April 25, 2003)
Accumulation unit:
value at beginning of period	$1.08	$1.09	$1.10	$1.09	$1.05	$1.01	$0.99	$1.00	$1.00	—
value at end of period	$1.07	$1.08	$1.09	$1.10	$1.09	$1.05	$1.01	$0.99	$1.00	—
number outstanding at end of period (000 omitted)	12,746	14,751	23,238	43,110	30,384	26,277	19,858	21,681	30,353	—

Why should you consider eDelivery?

•	It provides you with easy access to prospectuses and financial reports, allowing you to view your information anytime, anywhere, without having to dig through files of paper.

•	It’s simple and safe. Your personal information will always be protected by a password, making it much more secure than an envelope in your mailbox.

•	It’s less expensive than mailing your documents, and because you’re part of a membership organization, the cost savings will benefit you.

•	It’s good for the environment. Each year, Thrivent Financial uses nearly 50 million sheets of paper to communicate with our members. That’s as many as 26 acres of trees that could be saved by choosing eDelivery.

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By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

• Prospectus	• Annual and semiannual reports	• Annual privacy notices

I understand and agree to the following:

•	I will receive electronic delivery of Thrivent documents designated above.
•	I will no longer receive paper copies of these documents in the mail.
•	A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email I provide. I will continue to receive any daily confirmations and Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.
•	I will receive periodic emails directing me to Thrivent Financial’s website where documents will be available.
•	I will update Thrivent Financial if my email address changes.
•	I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don’t have it, I can download Reader® free from www.adobe.com)
•	This consent can be used for Thrivent Financial products I currently own or may purchase in the future, until consent is revoked.
•	I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.
•	My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to “U.S. Mail” in the Preference Center at Thrivent.com/Preferences (requires registration) or by calling 800-847-4836.

Each contract owner requesting eDelivery must complete.

Contract owner 1:	Contract owner 2:
(Please print first and last name.)	(Please print first and last name.)

Email:	Email:

Signature:	Signature:

Address (If different than above):

City: State: ZIP:

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

The variable annuity contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

13017P  R4-12 Contract Form 4460, 4461

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THRIVENT VARIABLE ANNUITY ACCOUNT A

Statement of Additional Information

Dated April 30, 2012

For the:

Individual Flexible Premium Deferred Variable Annuity Certificate

Offered By:

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-8474836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus dated April 30, 2012 for Thrivent Variable Annuity Account A (the “Variable Account) describing an individual flexible premium deferred variable annuity contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”) to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-THRIVENT (847-4836), or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

1

INTRODUCTION

The Contract was issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may have been sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ( a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios) may be added in the future. The Accumulated Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by Thrivent Financial.

SERVICES

Service Agreements and Other Service Providers

Assurance and audit services are provided by Ernst & Young LLP, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

There are no other service agreement contracts or service providers other than those described in this Statement of Additional Information. There is no custodian.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a Principal Underwriting Agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer. The Contract is no longer sold but we continue to take premium payments.

From time to time, Thrivent Financial may offer to exchange this Contract offered in this Prospectus for the Flexible Premium Deferred Variable Annuity contract issued by us in another prospectus (as part of Thrivent Variable Annuity Account I). No surrender charge will apply upon an exchange of Contracts pursuant to this exchange offer. In addition, as part of the exchange offer, the New Contracts will be deemed to have been issued on the same issue date as the Current Contract for purposes of computing the applicable surrender charge.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Management Inc. retained $0.

2011	2010	2009
$1,642,325	$2,705,565	$2,648,583

2

STANDARD AND POOR’S DISCLAIMER

The Contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the Contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the Contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contracts or in the determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the Contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the Contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500® or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated balance sheets of Thrivent Financial as of December 31, 2011 and 2010, as well as the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2011, and for 2011 the related financial statement schedules appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Annuity Account A as of December 31, 2011 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

3

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (“Thrivent Financial”) as of December 31, 2011 and 2010, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Financial’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 20, 2012

Thrivent Financial for Lutherans

Consolidated Balance Sheets

As of December 31, 2011 and 2010

(in millions)

	2011	2010
Assets
Fixed maturity securities, at fair value	$38,878	$35,888
Equity securities, at fair value	895	954
Mortgage loans	7,906	7,821
Contract loans	1,273	1,275
Short-term investments	701	697
Limited partnerships	1,525	1,181
Other investments	729	860

Total investments	51,907	48,676

Cash and cash equivalents	1,504	1,097
Amounts due from brokers	35	237
Accrued investment income	434	421
Receivables	196	207
Deferred acquisition costs	1,703	1,658
Property and equipment, net	141	152
Other assets	83	81
Assets held in separate accounts	14,249	13,796

Total Assets	$70,252	$66,325

Liabilities
Future contract benefits	$17,551	$16,293
Contractholder funds	25,356	24,458
Unpaid claims and claim expenses	228	228
Amounts due to brokers	1,683	1,617
Securities lending obligation	455	378
Other liabilities	824	734
Liabilities related to separate accounts	14,249	13,796

Total Liabilities	60,346	57,504
Members’ Equity
Retained earnings	8,541	7,720
Accumulated other comprehensive income	1,365	1,101

Total Members’ Equity	9,906	8,821

Total Liabilities and Members’ Equity	$70,252	$66,325

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2011, 2010 and 2009

(in millions)

	2011	2010	2009
Revenues
Premiums	$1,559	$1,578	$1,404
Net investment income	2,545	2,465	2,243
Realized investment gains (losses), net	295	309	(186)
Contract charges	694	650	601
Investment advisory fees	202	176	141
Other revenues	223	212	117

Total Revenues	5,518	5,390	4,320

Benefits and Expenses
Contract claims and other benefits	1,404	1,335	1,312
Increase in contract reserves	986	787	648
Interest credited	1,071	1,067	1,069
Dividends to members	300	314	333

Total benefits	3,761	3,503	3,362

Underwriting, acquisition and insurance expenses	673	687	578
Amortization of deferred acquisition costs	101	255	197
Fraternal benefits and expenses	162	118	170

Total expenses	936	1,060	945

Total Benefits and Expenses	4,697	4,563	4,307

Net Income	$821	$827	$13

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2011, 2010 and 2009

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance as of January 1, 2009	$6,880	$(3,032)	$3,848
Comprehensive income:
Net income	13	—	13
Other comprehensive income	—	3,329	3,329

Total comprehensive income			3,342

Balance as of December 31, 2009	6,893	297	7,190
Comprehensive income:
Net income	827	—	827
Other comprehensive income	—	804	804

Total comprehensive income			1,631

Balance as of December 31, 2010	7,720	1,101	8,821
Comprehensive income:
Net income	821	—	821
Other comprehensive income	—	264	264

Total comprehensive income			1,085

Balance as of December 31, 2011	$8,541	$1,365	$9,906

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2011, 2010 and 2009

(in millions)

	2011	2010	2009
Operating Activities
Net income	$821	$827	$13
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Change in contract liabilities and accruals	979	796	822
Change in contractholder funds	676	685	715
Change in deferred acquisition costs	(228)	(42)	(66)
Realized investment (gains) losses, net	(295)	(309)	186
Changes in other assets and liabilities	44	25	(80)

Net Cash Provided by Operating Activities	1,997	1,982	1,590

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	8,414	9,050	5,796
Cost of fixed maturity securities acquired	(10,157)	(11,551)	(7,650)
Proceeds from sales of equity securities	1,491	2,263	2,160
Cost of equity securities acquired	(1,471)	(2,094)	(1,853)
Proceeds from mortgage loans sold, matured or repaid	825	713	698
Cost of mortgage loans issued	(736)	(670)	(969)
Purchases of fixed maturity securities under mortgage roll program, net	(120)	(94)	(881)
Contract loans issued, net	2	(12)	(22)
(Purchases) sales of short-term investments, net	(4)	(99)	821
Change in collateral held for securities lending	77	163	(616)
Other, net	(133)	(258)	646

Net Cash Used in Investing Activities	(1,812)	(2,589)	(1,870)

Financing Activities
Universal life and investment contract receipts	1,865	2,112	2,268
Universal life and investment contract withdrawals	(1,643)	(1,860)	(1,666)

Net Cash Provided by Financing Activities	222	252	602

Net Change in Cash and Cash Equivalents	407	(355)	322
Cash and Cash Equivalents, Beginning of Year	1,097	1,452	1,130

Cash and Cash Equivalents, End of Year	$1,504	$1,097	$1,452

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2011, 2010 and 2009

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and banking and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly owned subsidiaries and affiliated entities that are subject to consolidation, which include a stock life insurance company, a broker-dealer, a registered investment advisor, a bank, certain investment funds, a real estate development company, a transfer agent and a property and casualty insurance agency. All significant intercompany transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments

Fixed maturity securities:  Investments in fixed maturity securities are classified as either available-for-sale or trading and are carried at fair value. The change in unrealized gains and losses on securities within the available-for-sale portfolio is included as a component of other comprehensive income, while the change in fair value on securities within the trading portfolio is recognized in the Consolidated Statements of Operations as a component of realized investment gains (losses), net. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities:  Investments in equity securities are classified as available-for-sale and carried at fair value. The change in unrealized gains and losses on equity securities is included as a component of other comprehensive income.

Mortgage loans:  Mortgage loans are generally carried at their unpaid principal balances adjusted for premium and discount amortization, less valuation adjustments and net of an allowance for credit losses. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. Discounts or premiums are amortized over the term of the loans using the effective interest method. Interest income and amortization of premiums and discounts are recorded as a component of net investment income, along with prepayment fees and mortgage loan fees.

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Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments:  Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments have contractual maturities of 12 months or less at the time of acquisition.

Limited partnerships:  Limited partnerships represent Thrivent Financial’s private equity investments. These investments are a combination of direct equity investments, mezzanine debt investments or holdings in other investment funds. These assets are carried at fair value.

Other investments:  Other investments primarily consist of equity limited partnerships, derivative instruments, real estate joint ventures and real estate. Equity limited partnerships are valued using both the equity method and internal valuation models. Derivatives are carried at fair market value. Real estate joint ventures are valued using both the equity method and internal valuation models. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Securities lending:  Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets at amortized cost or fair value, depending on the nature of the security. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in an affiliated money market mutual fund, which is included in cash and cash equivalents, and in highly-liquid, highly-rated securities, which are included in equity securities, short-term investments, and cash and cash equivalents on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Mortgage dollar roll program:  Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed securities (“MBS”). MBS dollar rolls are similar to repurchase agreements, whereby Thrivent Financial sells an MBS and subsequently enters into a commitment to purchase another security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $1,418 million and $1,299 million in the mortgage dollar roll program as of December 31, 2011 and 2010, respectively.

Unrealized investment gains and losses:  Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses:  Realized investment gains and losses on sales of securities are determined using an average cost method. Changes in fair value of fixed maturity securities within the trading portfolio are included as a component of realized investment gains and losses. Thrivent Financial periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is other-than-temporary. Factors considered in the evaluation include the following: 1) Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security, 2) the financial condition of the issuer, 3) the near-term prospects of the issuer, 4) the length of time of the impairment, 5) the extent of the impairment, 6) Thrivent Financial’s ability to hold the security for a period of time sufficient to allow for any anticipated recovery in the market and 7) Thrivent Financial’s intent to

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

retain its investment in the security for a period of time sufficient to allow for any anticipated recovery in the market. Investments that are determined to be other-than-temporarily impaired are written down to fair value with the impairment included as a component of realized investment gains and losses or other comprehensive income, as appropriate. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Cash and Cash Equivalents

Cash and cash equivalents are carried at amortized cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs that vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest-sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets, which range from 3 years for computer hardware and software to 40 years for buildings.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on daily net asset values. Operating results of the separate accounts are not included in the Consolidated Statements of Operations.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

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Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Contract Liabilities and Accruals, continued

Reserves for future contract benefits for nonparticipating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long-term care contracts, reserves are computed on a net level basis using realistic assumptions, with a provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and certain annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Investment Advisory Fees

Investment advisory fees consist of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Other Revenue

Other revenue consists of concession revenue and revenue from customers’ securities transactions, including brokerage fees and distribution fees.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Dividends to Members, continued

majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities, as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of approximately 1,300 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code; therefore, no provision for income taxes was recorded for the fraternal benefit society. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2011, 2010 and 2009, totaled $15 million, $12 million and $1 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability of $13 million and $15 million as of December 31, 2011 and 2010, respectively.

New Accounting Guidance

In July 2010, the Financial Accounting Standards Board (“FASB”) updated the disclosures about the credit quality of financing receivables and the allowance for credit losses. The standard requires disclosures on a disaggregated basis for financing receivables and includes two levels: portfolio segment (rollforward of allowance for credit losses, credit quality indicators) and class of financing receivable (aging of past due receivables, nonaccrual status, impaired loans, troubled debt restructurings). Portfolio segment is the level at which an entity develops and documents a systematic method to determine its allowance for credit losses. Class of financing receivable is generally a disaggregation of portfolio segment. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2011.

In January 2010, the FASB updated the accounting standards for fair value measurements. The standard requires separately disclosing the purchases, sales and transfers for the Level 3 fair value measurements. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2011.

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Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

New Accounting Guidance, continued

In January 2010, the FASB updated the accounting standards for fair value measurements. The standard requires separately disclosing the amounts of significant transfers into and out of Level 1 and Level 2 fair value measurements and describing the reasons for the transfers. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2010.

In June 2009, the FASB established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009.

In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard also requires the disclosure of the date through which subsequent events were evaluated. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In April 2009, the FASB updated the accounting standards to provide guidance on estimating the fair value of a financial asset or liability when the trade volume and level of activity for the asset or liability have significantly decreased relative to historical levels. The standard requires entities to disclose the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, debt and equity securities as defined by GAAP should be disclosed by major category. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments for fixed maturity securities. Existing guidance was amended to require the credit portion of other-than-temporary impairment to be recorded in earnings and the noncredit portion of losses to be recorded in other comprehensive income. Separate presentation of both the credit and noncredit portions of other-than-temporary impairments is required. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

Subsequent Events

Thrivent Financial evaluated events or transactions that may have occurred after the Consolidated Balance Sheet date for potential recognition or disclosure through February 20, 2012, the date the consolidated financial statements were available to be issued.

During 2012, Thrivent Financial will adopt Accounting Standards Update 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. This standard establishes new guidance regarding the amount of costs that can be deferred as part of acquiring new insurance contracts. Thrivent Financial expects that the adoption of this new standard will significantly reduce the amount of costs that will be deferred.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities held in the available-for-sale portfolio are summarized as follows (in millions):

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2011
U.S. government and agency securities	$5,370	$190	$—	$5,560
U.S. state and political subdivision securities	190	24	—	214
Securities issued by foreign governments	148	17	—	165
Corporate debt securities	22,915	2,506	121	25,300
Residential mortgage-backed securities	1,223	5	161	1,067
Commercial mortgage-backed securities	1,775	92	37	1,830
Collateralized debt obligations	6	1	—	7
Other debt obligations	2,053	192	43	2,202

Total fixed maturity securities	$33,680	$3,027	$362	$36,345

December 31, 2010
U.S. government and agency securities	$4,782	$165	$9	$4,938
U.S. state and political subdivision securities	249	3	—	252
Securities issued by foreign governments	344	38	—	382
Corporate debt securities	21,633	1,697	110	23,220
Residential mortgage-backed securities	1,491	5	182	1,314
Commercial mortgage-backed securities	1,804	76	35	1,845
Collateralized debt obligations	4	—	—	4
Other debt obligations	1,347	95	24	1,418

Total fixed maturity securities	$31,654	$2,079	$360	$33,373

Thrivent Financial maintains a trading securities portfolio to support investment strategies that involve more frequent purchases and sales of securities. The amount of fixed maturity securities in the trading portfolio as of December 31, 2011 and 2010, totaled $2,533 million and $2,515 million, respectively. Changes in the fair value of such trading securities are included as a component of realized investment gains (losses) and totaled $48 million, $82 million and ($85) million for the years ended December 31, 2011, 2010, and 2009, respectively.

The amortized cost and fair value of fixed maturity securities in the available-for-sale portfolio by contractual maturity as of December 31, 2011, are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value

Due in one year or less	$1,218	$1,259
Due after one year through five years	6,611	7,068
Due after five years through ten years	7,772	8,623
Due after ten years	18,079	19,395

Total fixed maturity securities	$33,680	$36,345

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities are summarized as follows (in millions):

		Gross Unrealized		Fair Value
	Cost	Gains	Losses
December 31, 2011
Large-cap	$270	$16	$13	$273
Mid-cap	35	5	2	38
International	106	7	7	106
REITs	76	25	1	100
Preferred stock	56	1	1	56
Other	321	28	27	322

Total equity securities	$864	$82	$51	$895

December 31, 2010
Large-cap	$291	$36	$2	$325
Mid-cap	66	21	1	86
International	133	21	7	147
REITs	74	24	—	98
Preferred stock	66	8	13	61
Other	210	30	3	237

Total equity securities	$840	$140	$26	$954

Included in the equities securities balances discussed above is approximately $91 million and $97 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2011 and 2010, respectively.

Aging of Unrealized Losses

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities in the available-for-sale portfolio have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2011
U.S. government and agency securities	7	$43	$—	1	$—	$—
Corporate debt securities	372	1,781	87	43	228	34
Residential mortgage-backed securities	14	98	2	91	737	159
Commercial mortgage-backed securities	18	241	24	6	85	13
Collateralized debt obligations	4	3	—	—	—	—
Other debt obligations	94	420	18	25	99	25

Total fixed maturity securities	509	$2,586	$131	166	$1,149	$231

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Aging of Unrealized Losses, continued

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2010
U.S. government and agency securities	26	$710	$9	1	$—	$—
U.S. state and political subdivision securities	3	13	—	—	—	—
Securities issued by foreign governments	2	16	—	—	—	—
Corporate debt securities	409	2,335	76	42	252	34
Residential mortgage-backed securities	8	70	3	97	983	179
Commercial mortgage-backed securities	11	136	2	16	276	33
Collateralized debt obligations	—	—	—	1	3	—
Other debt obligations	37	170	3	28	107	21

Total fixed maturity securities	496	$3,450	$93	185	$1,621	$267

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position (dollars in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2011
Large-cap	40	$97	$13	—	$—	$—
Mid-cap	36	14	2	—	—	—
International	2	39	7	—	—	—
REITs	35	9	1	—	—	—
Preferred stock	5	11	1	—	—	—
Other	163	120	27	—	—	—

Total equity securities	281	$290	$51	—	$—	$—

December 31, 2010
Large-cap	17	$51	$2	—	$—	$—
Mid-cap	14	7	1	—	—	—
International	3	67	7	—	—	—
REITs	10	1	—	—	—	—
Preferred stock	3	9	1	1	1	12
Other	78	65	3	—	—	—

Total equity securities	125	$200	$14	1	$1	$12

Thrivent Financial performs periodic evaluations of its securities in accordance with its impairment policy in order to determine whether such securities are other-than-temporarily impaired. This review includes an evaluation of each security issuer’s creditworthiness, such as its ability to generate operating cash flow and remain current on all debt obligations, as well as any changes in its credit ratings from third party agencies. Thrivent Financial also evaluates the severity and duration of any decline in fair value as another indicator of

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Aging of Unrealized Losses, continued

other-than-temporary impairment. Thrivent Financial takes into consideration the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes in evaluating the potential need to sell securities that are in an unrealized loss position but where there are no other indications of other-than-temporary impairment. Based on the investments within the available-for-sale portfolio, the asset/liability position and the market conditions that existed as of the Consolidated Balance Sheet date, Thrivent Financial has no pending decisions to sell any of the securities within its available-for-sale portfolio, and generally, has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. However, if a significant change in the capital markets occurs that affects the overall risk profile of its investment strategies, Thrivent Financial may need to update its assessment of its investment holdings. If, in response to changed conditions in the capital markets, Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate (commercial loans) and residential mortgage loans (other loans). The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31 were as follows (in millions):

	2011	2010
Commercial loans:
Carrying value	$7,540	$7,461
Allowance for credit losses	(56)	(74)

Total commercial loans	7,484	7,387

Other loans:
Carrying value	428	442
Allowance for credit losses	(6)	(8)

Total other loans	422	434

Total mortgage loans	$7,906	$7,821

Maximum loan-to-value ratio for loans issued during the year	83%	79%

Commercial Loans

The carrying values of commercial loans by credit quality as of December 31 were as follows (in millions):

	2011	2010
In good standing	$7,359	$7,342
In good standing, with restructured terms	141	71
Delinquent	27	7
In process of foreclosure	13	41

Total commercial loans	$7,540	$7,461

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

Commercial Loans, continued

The distribution of Thrivent Financial’s commercial loan investments among various geographic regions of the United States as of December 31 was as follows:

	2011	2010
Pacific	25%	27%
South Atlantic	19	18
West North Central	13	13
East North Central	13	13
Mountain	11	10
West South Central	8	8
Mid Atlantic	8	8
Other	3	3

Total	100%	100%

The distribution of Thrivent Financial’s commercial loan investments among various property types as of December 31 was as follows:

	2011	2010
Industrial	31%	31%
Retail	22	21
Office	19	19
Church	14	14
Apartments	5	5
Hotel/Motel	3	3
Other	6	7

Total	100%	100%

The age analysis of commercial loans as of December 31 was as follows (in millions):

	2011	2010
Current	$7,468	$7,398
30 – 89 days past due	26	17
90 – 179 days past due	6	6
180+ days and non-accruing	40	40

Total commercial loans	$7,540	$7,461

Allowance for credit losses

An allowance for credit losses on commercial loans is maintained at a level believed to be adequate to absorb estimated probable credit losses. Thrivent Financial evaluates all loans on a periodic basis and assesses the adequacy of the valuation allowance based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

Commercial Loans, continued

Allowance for credit losses, continued

loan portfolio, portfolio delinquency information, underwriting standards, peer group information, current economic conditions, loss experience and other relevant factors. The evaluation of impaired loans is subjective requiring the estimation of the timing and amount of future cash flows expected to be received on such loans.

When a commercial loan is determined to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write-down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

The changes in the allowance for credit losses for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Allowance for credit losses, beginning of year	$74	$27	$7
Net (reductions) additions	(18)	47	20

Allowance for credit losses, end of year	$56	$74	$27

Impaired Loans

A loan is determined to be impaired when Thrivent Financial considers it probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. At December 31, 2011, Thrivent Financial held impaired loans with a carrying value of $52 million, an unpaid principal balance of $63 million and a related allowance of $10 million. At December 31, 2010, Thrivent Financial held impaired loans with a carrying value of $32 million, an unpaid principal balance of $36 million and a related allowance of $12 million.

Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectibility of the principal.

The accrual of interest on commercial loans is discontinued after the loans become 90 days delinquent on principal or interest payments, or if the loan has been determined to be impaired. When a loan is considered impaired any accrued but uncollectible interest on the impaired loan is charged against interest income in the period in which the loan is determined to be impaired. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and regular payment performance has been established. Thrivent Financial has impaired commercial loans totaling $52 million and $32 million as of December 31, 2011 and 2010, respectively. The average carrying value in impaired mortgage loans held on December 31, 2011, 2010 and 2009 was $7 million, $5 million and $3 million, respectively. Interest income recognized on impaired loans totaled $1.6 million, $1.5 million and $0.2 million during the years ended December 31, 2011, 2010 and 2009, respectively.

Restructured Loans

In certain circumstances, Thrivent Financial may modify the terms of a loan to maximize the collection of amounts due. During 2011, Thrivent Financial modified seven loans totaling $50 million under these circumstances.

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Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

Commercial Loans, continued

Restructured Loans, continued

As of December 31, 2011, Thrivent Financial held eight commercial loans totaling $52 million where loan modifications had occurred. During 2011, there were no modified commercial loans with a payment default.

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefit features of certain variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are valued at fair value at each reporting period, and the change in the fair value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Credit Default Swaps

Thrivent Financial enters into credit default swaps (“CDS”) to buy loss protection from a counterparty in the event of default of a reference obligation or a reference pool of assets. The CDS swaps the credit risk of certain fixed maturity securities with the credit risk of a basket of U.S. securities and indices.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed living benefit features of certain variable annuity products. Cash paid for the future contract is recorded in other investments. The futures contracts are valued at fair value at each reporting period, and the change in the fair value is recognized in earnings.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral that it owns. The premium received for these call options is recorded as a liability at fair value at each reporting period with the change in fair value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of net investment income. During the years ended December 31, 2011, 2010 and 2009, $5 million, $11 million and $5 million, respectively, were received in call premium.

Options on Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other investments. These embedded derivatives are valued at fair value at each reporting period, and the change in fair value is recognized in earnings.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

The following table summarizes the carrying values of derivative financial instruments, which equal fair value, included in other investments on the Consolidated Balance Sheets, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):

	Assets
	Carrying Value	Notional Amount	Gain/ Loss	Consolidated Financial Statement Location
December 31, 2011
Foreign currency swaps	$6	$89	$—	Net investment income
Options on convertible bonds and preferred stocks	167	665	(65)	Realized investment gains (losses), net

Total	$173	$754	$(65)

December 31, 2010
Credit default swaps	$—	$—	$2	Realized investment gains (losses), net
Foreign currency swaps	—	41	—	Net investment income
Options on convertible bonds and preferred stocks	271	668	29	Realized investment gains (losses), net

Total	$271	$709	$31

	Liabilities
	Carrying Value	Notional Amount	Gain/ Loss	Consolidated Financial Statement Location
December 31, 2011
Call options	$—	$—	$1	Realized investment gains (losses), net
Futures	—	—	(51)	Realized investment gains (losses), net
Foreign currency swaps	(5)	31	—	Net investment income

Total	$(5)	$31	$(50)

December 31, 2010
Call options	$(1)	$100	$3	Realized investment gains (losses), net
Futures	(5)	—	(43)	Realized investment gains (losses), net
Foreign currency swaps	(5)	47	(7)	Net investment income

Total	$(11)	$147	$(47)

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Securities Lending

Elements of the securities lending program are presented below as of December 31 (in millions):

	2011	2010
Loaned securities:
Carrying value	$445	$370
Fair value	445	370

Cash collateral reinvested:
Carrying value	$455	$378
Fair value	455	378

Aging of cash collateral liability:
Open collateral positions	$455	$378

Net Investment Income

Investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2011	2010	2009
Fixed maturity securities, available-for-sale	$1,770	$1,743	$1,712
Equity securities	20	23	33
Mortgage loans	499	505	489
Contract loans	90	90	88
Other invested assets	205	146	(45)

	2,584	2,507	2,277
Investment expenses	39	42	34

Net investment income	$2,545	$2,465	$2,243

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Net gains (losses) on sales:
Fixed maturity securities, available-for-sale:
Gross gains	$286	$321	$254
Gross losses	(123)	(120)	(93)
Equity securities:
Gross gains	98	149	193
Gross losses	(61)	(60)	(234)
Other	102	9	(40)

	302	299	80

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized Investment Gains and Losses, continued

	2011	2010	2009
Fixed maturity securities, trading	48	82	(85)

Provisions for losses:
Fixed maturity securities, available-for-sale — credit related losses	(32)	(45)	(100)
Equity securities	—	—	(21)
Mortgage loans and other invested assets	(23)	(27)	(60)

	(55)	(72)	(181)

Realized investment gains (losses), net	$295	$309	$(186)

During 2011 and 2010, Thrivent Financial recognized other-than-temporary impairments on structured securities totaling $101 million and $97 million, respectively. Based on cash flow analysis of the impaired securities, it was estimated that $32 million of the 2011 impairment was credit related and $69 million was related to other factors. It was estimated that $41 million of the 2010 impairment was credit related and $56 million was related to other factors. The credit-related portion of the impairment was recognized as a realized investment gain (loss) in the Consolidated Statements of Operations, while the impairment related to other factors was recognized in other comprehensive income.

The following table presents a rollforward of the cumulative amounts of other-than-temporary impairments reported in other comprehensive income (in millions):

	2011	2010
Losses included in accumulated other comprehensive income, January 1	$(64)	$(48)
Additional impairments on securities held at beginning of year, recorded in realized investment gains (losses) in Consolidated Statements of Operations	16	8
Recognized (gain) loss in current year	—	1
Change in unrealized loss on securities held at beginning of year	(26)	9
Other-than-temporary impairments recorded in other comprehensive income for additional securities	(32)	(34)

Losses included in accumulated other comprehensive income, December 31	$(106)	$(64)

Proceeds from the sale of fixed maturity securities in the available-for-sale portfolio, net of mortgage dollar roll transactions, were $7.8 billion, $6.8 billion and $5.3 billion for the years ended December 31, 2011, 2010 and 2009, respectively.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31 are shown below (in millions):

	2011	2010
Unrealized investment gains	$2,847	$1,954
Unrealized investment losses on previously impaired structured securities	(106)	(64)
Deferred acquisition costs adjustment	(635)	(452)
Loss reserve adjustment	(306)	(27)

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Accumulated Other Comprehensive Income, continued

	2011	2010
Deferred income taxes adjustment	(14)	(10)
Pension liability adjustment	(421)	(300)

Total	$1,365	$1,101

Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Unrealized investment gains and losses arising during the period on securities available-for-sale	$1,019	$1,482	$3,971
Reclassification adjustment for realized gains and losses included in net income	(168)	(245)	(1)
Change in deferred acquisition costs due to unrealized investment gains and losses	(183)	(395)	(596)
Change in loss reserve adjustment	(279)	(27)	—
Change in deferred income taxes due to unrealized investment gains and losses	(4)	(6)	(23)
Pension liability adjustment	(121)	(5)	(22)

Total other comprehensive income	$264	$804	$3,329

Note 3. Deferred Acquisition Costs

The changes in deferred acquisition costs for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Balance at beginning of year	$2,110	$2,068	$2,002
Capitalization of acquisition costs	329	297	261
Acquisition costs amortized	(101)	(255)	(195)

	2,338	2,110	2,068
Adjustment for unrealized investment gains and losses	(635)	(452)	(57)

Balance at end of year	$1,703	$1,658	$2,011

Note 4. Property and Equipment

The components of property and equipment as of December 31 were as follows (in millions):

	2011	2010
Buildings	$148	$154
Furniture and equipment	187	359
Other	16	24

	351	537
Accumulated depreciation	(210)	(385)

Property and equipment, net	$141	$152

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment, continued

Depreciation expense for the years ended December 31, 2011, 2010 and 2009, was $54 million, $55 million and $53 million, respectively.

Note 5. Product Liabilities

Future Contract Benefits and Contractholder Funds

Future contract benefits and contractholder funds by product type as of December 31 were as follows (in millions):

	2011		2010
	Future Contract Benefits	Contract- holder Funds	Future Contract Benefits	Contract- holder Funds
Life	$10,255	$10,041	$9,752	$9,780
Annuity	3,464	14,865	3,188	14,250
Health	3,832	—	3,353	—
Other	—	450	—	428

Total	$17,551	$25,356	$16,293	$24,458

Direct life insurance in force was $172 billion and $169 billion at December 31, 2011 and 2010, respectively.

Variable Annuity Product Guarantees

Thrivent Financial’s variable annuity contracts provide guarantees under certain circumstances. Most contracts include a guaranteed minimum benefit in the event of death (“GMDB”), while for some contracts the policyholder may elect to purchase a guaranteed minimum accumulation benefit (“GMAB”) or a guaranteed lifetime withdrawal benefit (“GLWB”). A net amount at risk for these guarantees exists when the guaranteed amount under the contract is in excess of the current account balance. Thrivent Financial monitors these guarantees and establishes reserves to cover any potential future benefit payment.

The GMDBs provide a death benefit in excess of the account value if the account value is less than the guaranteed minimum amount. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a premium accumulation death benefit (an accumulation of premium at a specified interest rate adjusted for withdrawals), a six-year reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset), a maximum anniversary (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset) or an earnings accumulation death benefit (an additional 40% is added to the lesser of premium or excess of account value over premium).

The GMABs provide the annuity contractholder with a guaranteed minimum return on account value at the end of the product’s guarantee period. If the account value is below that guarantee at the end of the period, the account value is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are seven and ten years.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Product Liabilities, continued

Variable Annuity Product Guarantees, continued

The GLWBs provide the contractholder with a guarantee that a minimum amount will be available for withdrawal annually regardless of contract value for the term of the contract.

Additional information on these contract guarantees as of December 31 is as follows (in millions):

	GMDB	GMAB	GLWB
2011
Account value	$16,481	$2,051	$1,208
Net amount at risk	$673	$42	$60
Reserves recorded	$6	$65	$—
Average attained age of contractholders	59.1	60.5	64.9

2010
Account value	$15,607	$1,391	$854
Net amount at risk	$409	$3	$8
Reserves recorded	$4	$(35)	$(21)
Average attained age of contractholders	59.6	60.7	65.5

Variable Life and Annuity Product Assets

Contractholders elect the investment options that the variable account provides for investing from a selection of 41 different investment options. Contractholders that elect the GMAB and GLWB riders on these contracts can choose only three specific funds included in this pool.

The distribution of investments in the separate account assets as of December 31 was as follows:

	2011	2010
Equity funds	54%	58%
Bonds funds	34	31
Balanced funds	9	8
Other	3	3

Total separate account assets	100%	100%

Note 6. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years ended December 31 is summarized below (in millions):

	2011	2010	2009
Net balance at January 1	$649	$587	$511
Incurred related to:
Current year	285	258	237
Prior years	16	44	59

Total incurred	301	302	296

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 6. Claims Liabilities, continued

	2011	2010	2009
Paid related to:
Current year	63	55	61
Prior years	189	185	159

Total paid	252	240	220

Net balance at December 31	$698	$649	$587

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits. These estimates are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year. During 2009, Thrivent Financial updated its assumptions regarding the ultimate claim termination rates associated with its long-term care business, which resulted in an increase in the claim liability of approximately $36 million.

Note 7. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31 were as follows (in millions):

	2011	2010	2009
Direct premiums	$1,625	$1,640	$1,460
Reinsurance ceded	(66)	(62)	(56)

Net premiums	$1,559	$1,578	$1,404

Direct benefits	$1,442	$1,364	$1,339
Reinsurance ceded	(38)	(29)	(27)

Net contract claims and other benefits	$1,404	$1,335	$1,312

Reinsurance recoveries	$6	$7	$7

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Reinsurance, continued

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2011 and 2010, were $171 million and $175 million, respectively.

Four reinsurance companies account for approximately 94% of the reinsurance recoverable at December 31, 2011. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Note 8. Fair Value of Financial Instruments

Fair Value of Financial Instruments Carried at Fair Value

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

Fixed Maturity Securities

Fair values for fixed maturity securities are primarily based on quoted market prices in active markets, where available. These primarily include U.S. Treasury bonds.

When quoted prices are not available, prices are obtained from a third party pricing vendor. Pricing from a third party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. These primarily include corporate debt securities and asset-backed securities.

If a price cannot be obtained from a third party pricing vendor, a broker quote may be obtained or an internal pricing model specific to the asset may be utilized. The internal pricing models apply practices that are standard among the industry, utilize observable market data where available and include unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. These primarily include private placement debt securities and other debt obligations.

Equity Securities

The fair values for investments in equity securities are primarily based on quoted market prices in active markets.

Short-Term Investments

Short-term investments carried at fair value consist of investments in money market mutual funds. The fair value for these investments is based on quoted daily net asset values of the invested funds.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

Limited Partnerships

Limited partnerships carried at fair value primarily include private equity investments. The fair values of private equity investments are valued primarily using internal valuation methodologies designed for specific asset classes utilizing both income and market-based approaches, where possible. Limited partnerships are valued based on audited GAAP equity provided by the partnership’s management and adjusted for subsequent cash flows.

Other Investments

Other investments carried at fair value primarily include derivatives. The fair values of futures and equity options are the closing price of their actively traded exchanges. Bond options and swaps have fair values derived from broker quotes that rely on both observable and unobservable inputs.

Assets Held in Separate Accounts

The fair values for separate account assets are based on quoted daily net asset values of the funds in which the separate accounts are invested.

The fair values of Thrivent Financial’s financial instruments carried at fair value were as follows (in millions):

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2011:
Fixed maturity securities:
U.S. government and agency securities	$1,255	$6,838	$—	$8,093
U.S. state and political subdivision securities	—	214	—	214
Securities issued by foreign governments	—	165	—	165
Corporate debt securities	—	20,941	4,359	25,300
Residential mortgage-backed securities	—	1,067	—	1,067
Commercial mortgage-backed securities	—	1,830	—	1,830
Collateralized debt obligations	—	—	7	7
Other debt obligations	—	1,484	718	2,202
Equity securities:
Large-cap	270	3	—	273
Mid-cap	38	—	—	38
International	—	106	—	106
REITs	100	—	—	100
Preferred stocks	—	54	2	56
Other	236	70	16	322
Short-term investments	—	159	—	159
Limited partnerships	—	—	1,525	1,525
Other investments	—	170	15	185
Assets held in separate accounts	—	14,249	—	14,249

Total	$1,899	$47,350	$6,642	$55,891

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2010:
Fixed maturity securities:
U.S. government and agency securities	$1,295	$6,155	$3	$7,453
U.S. state and political subdivision securities	—	252	—	252
Securities issued by foreign governments	—	354	28	382
Corporate debt securities	—	18,932	4,288	23,220
Residential mortgage-backed securities	—	1,305	9	1,314
Commercial mortgage-backed securities	—	1,814	31	1,845
Collateralized debt obligations	—	—	4	4
Other debt obligations	—	1,156	262	1,418
Equity securities:
Large-cap	325	—	—	325
Mid-cap	86	—	—	86
International	—	147	—	147
REITs	98	—	—	98
Preferred stocks	—	61	—	61
Other	188	49	—	237
Short-term investments	—	207	—	207
Limited partnerships	—	—	1,181	1,181
Other investments	6	274	12	292
Assets held in separate accounts	—	13,796	—	13,796

Total	$1,998	$44,502	$5,818	$52,318

For those financial instruments carried on the Consolidated Balance Sheets at fair value and whose fair value is categorized as Level 3, the following table shows the changes in fair value for the years ended December 31, 2011 and 2010 (in millions):

	Balance, January 1	Realized gains and losses included in net income	Unrealized gains and losses included in other compre- hensive income	Purchases, sales, maturities and transfers, net	Balance, December 31
December 31, 2011
Fixed maturity securities:
U.S. government and agency securities	$3	$—	$—	$(3)	$—
Securities issued by foreign governments	28	(2)	(3)	(23)	—
Corporate debt securities	4,288	9	183	(121)	4,359
Residential mortgage-backed securities	9	—	(1)	(8)	—
Commercial mortgage-backed securities	31	—	—	(31)	—
Collateralized debt obligations	4	6	1	(4)	7
Other debt obligations	262	1	(5)	460	718
Preferred stocks	—	—	(1)	3	2
Other equity securities	—	—	(2)	18	16
Limited partnerships	1,181	263	—	81	1,525
Other investments	12	7	(6)	2	15

Total	$5,818	$284	$166	$374	$6,642

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

	Balance, January 1	Realized gains and losses included in net income	Unrealized gains and losses included in other compre- hensive income	Purchases, sales, maturities and transfers, net	Balance, December 31
December 31, 2010
Fixed maturity securities:
U.S. government and agency securities	$—	$—	$—	$3	$3
Securities issued by foreign governments	—	—	1	27	28
Corporate debt securities	4,300	14	63	(89)	4,288
Residential mortgage-backed securities	7	2	3	(3)	9
Commercial mortgage-backed securities	4	—	7	20	31
Collateralized debt obligations	19	(6)	5	(14)	4
Other debt obligations	138	1	16	107	262
Other equity securities	2	—	—	(2)	—
Limited partnerships	836	159	—	186	1,181
Other investments	30	(6)	5	(17)	12

Total	$5,336	$164	$100	$218	$5,818

	Purchases	Issuances	Sales	Settlements	Transfers into Level 3	Transfers out of Level 3	Purchases, sales, maturities, transfers, net
December 31, 2011
Fixed maturity securities:
U.S. government and agency securities	$—	$—	(1)	$—	$—	$(2)	$(3)
Securities issued by foreign governments	—	—	(23)	—	—	—	(23)
Corporate debt securities	957	—	(471)	—	12	(619)	(121)
Residential mortgage-backed securities	—	—	(1)	—	—	(7)	(8)
Commercial mortgage-backed securities	—	—	(2)	—	—	(29)	(31)
Collateralized debt obligations	7	—	(11)	—	—	—	(4)
Other debt obligations	10	—	(40)	—	572	(82)	460
Preferred Stocks	5	—	(2)	—	—	—	3
Other equity securities	17	—	—	—	1	—	18
Limited partnerships	331	—	(250)	—	—	—	81
Other investments	1	—	1	—	—	—	2

Total	$1,328	$—	(800)	$—	$585	$(739)	$374

December 31, 2010
Fixed maturity securities:
U.S. government and agency securities	$—	$—	$(2)	$—	$5	$—	$3
Securities issued by foreign governments	—	—	—	—	27	—	27
Corporate debt securities	653	—	(616)	—	54	(180)	(89)
Residential mortgage-backed securities	—	—	(3)	—	—	—	(3)
Commercial mortgage-backed securities	—	—	(1)	—	21	—	20
Collateralized debt obligations	—	—	(15)	—	1	—	(14)
Other debt obligations	7	—	(47)	—	173	(26)	107
Other equity securities	—	—	—	—	—	(2)	(2)
Limited partnerships	328	—	(142)	—	—	—	186
Other investments	—	—	(15)	—	—	(2)	(17)

Total	$988	$—	$(841)	$—	$281	$(210)	$218

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

Transfers into and out of Level 3 assets include transfers to and from Level 1 and Level 2 securities, as well as reclassification adjustments within the Level 3 asset categories.

The amounts of gains (losses) recognized in net income attributable to the change in unrealized gains (losses) related to assets still held at December 31, were as follows (in millions):

	2011	2010
Limited partnerships	$323	$219
Other investments	6	—

Total	$329	$219

The fair values of significant transfers of Thrivent Financial’s Level 1 and Level 2 fair value measurements were as follows (in millions):

	Level 1	Level 2
Fair value at December 31, 2011:
Transfers into	$—	$184
Transfers out of	—	(31)

Fair value at December 31, 2010:
Transfers into	$4	$31
Transfers out of	—	(105)

The transfers during 2011 and 2010 were due to price source changes.

Fair Value of Financial Instruments Not Carried at Fair Value

The following methods and assumptions were used in estimating fair value disclosures for financial instruments not carried at fair value.

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans

The carrying amounts for these instruments approximate their fair values.

Short-Term Investments

Short-term investments not carried at fair value consist primarily of investments in commercial paper and agency notes. The carrying amounts for these investments approximate their fair values.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Not Carried at Fair Value, continued

Other Investments

Other investments not carried at fair value primarily include investments in equity limited partnerships, real estate and real estate joint ventures. Limited partnerships are valued based on audited GAAP equity provided by the partnership’s management and adjusted for subsequent cash flows. The fair values of real estate and real estate joint ventures are estimated primarily using various market valuation techniques.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits, commercial paper and agency notes. The carrying amounts for these instruments approximate their fair values.

Policyholder Account Balances

The fair values for investment-type contracts, such as deferred annuities, liabilities related to separate accounts, supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

Liabilities Related to Separate Accounts

The carrying amounts for these instruments reflect the amounts in the separate account assets and approximate their fair values.

Other Liabilities

The fair values for other liabilities, such as interest-bearing withdrawal accounts and fixed-rate certificates of deposit, are based on current market interest rates offered for these products. Fair values for other liabilities with fixed maturities are estimated based on cash flow analysis using discount rates of similar instruments.

The carrying values and estimated fair values of Thrivent Financial’s financial instruments not carried at fair value as of December 31 were as follows (in millions):

	2011		2010
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial assets:
Mortgage loans	$7,906	$8,566	$7,821	$7,920
Contract loans	1,273	1,273	1,275	1,275
Short-term investments	542	542	490	490
Other investments	544	548	568	606
Cash and cash equivalents	1,504	1,504	1,097	1,097
Financial liabilities:
Policyholder account balances	14,918	14,805	14,302	14,195
Liabilities related to separate accounts	14,249	14,249	13,796	13,796
Other liabilities	475	477	472	469

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Not Carried at Fair Value, continued

Other Liabilities, continued

many cases, could not be realized in immediate settlement of the financial instrument. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Note 9. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plans			Other Plans
	2011	2010	2009	2011	2010	2009
Service cost	$17	$18	$16	$3	$3	$3
Interest cost	42	42	42	8	8	8
Expected return on plan assets	(55)	(53)	(52)	—	—	—
Amortization of prior service cost	(1)	(1)	—	(1)	(1)	(1)
Other	12	7	—	3	3	2

Periodic cost	$15	$13	$6	$13	$13	$12

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2011	2010	2011	2010
Change in projected benefit obligation:
Benefit obligation, beginning of year	$784	$730	$145	$139
Service cost	17	18	3	3
Interest cost	42	42	8	8
Actuarial loss (gain)	70	28	3	2
Benefits paid	(34)	(34)	(6)	(7)

Benefit obligation, end of year	879	784	153	145

Change in plan assets:
Fair value of plan assets, beginning of year	604	549	—	—
Actual return on plan assets	(6)	69	—	—
Employer contribution	30	20	6	7
Benefits paid	(34)	(34)	(6)	(7)

Fair value of plan assets, end of year	594	604	—	—

Funded status	$(285)	$(180)	$(153)	$(145)

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

	Retirement Plan		Other Plans
	2011	2010	2011	2010
Amounts recognized in accumulated other comprehensive income:
Prior service credit	$(3)	$(3)	$(1)	$(2)
Net loss	375	255	50	50

Total recognized	$372	$252	$49	$48

Accumulated benefit obligation	$835	$737	$153	$145

As of December 31, 2011 and 2010, the accumulated benefit obligation of the retirement plan and of other benefit plans exceeded the fair value of the assets. As a result, a benefit obligation liability was included in other liabilities in the Consolidated Balance Sheets.

Thrivent Financial periodically evaluates the long-term earned rate assumption, taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

	Retirement Plan		Other Benefits
	2011	2010	2011	2010
Weighted average assumptions at end of year:
Discount rate	5.00%	5.50%	5.00%	5.50%
Expected return on plan assets	8.25	8.50	N/A	N/A
Rate of compensation increase	2.50	3.00	N/A	N/A

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.5% in 2011, trending down to 5% in 2021. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the 2011 total service and interest cost by $1 million and the postretirement health care benefit obligation by $15 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. This subsidy has been taken into consideration in the calculation of the net periodic postretirement benefit costs and the accumulated postretirement benefit obligation.

Estimated benefit payments for the next ten years are as follows: 2012 — $49 million; 2013 — $51 million; 2014 — $53 million; 2015 — $56 million; 2016 — $59 million; and 2017 to 2021 — $338 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Target allocations for plan assets are 60% equity securities and 40% fixed income and other securities. Securities are also diversified in terms of domestic and international securities, short- and

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

The fair values of the defined benefit plan by asset category as described previously in the fair value footnote are as follows (in millions):

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2011:
Fixed maturity securities:
U.S. government and agency securities	$52	$60	$—	$112
U.S. state and political subdivision securities	—	1	—	1
Securities issued by foreign governments	—	4	—	4
Corporate debt securities	—	42	—	42
Residential mortgage-backed securities	—	7	1	8
Commercial mortgage-backed securities	—	9	—	9
Other debt obligations	—	2	—	2
Equity securities:
Large-cap	224	1	—	225
International	—	78	—	78
REITs	64	—	—	64
Other	47	—	—	47
Short-term investments	—	11	—	11
Cash and cash equivalents	—	36	—	36

Total	$387	$251	$1	$639

Fair Value at December 31, 2010:
Fixed maturity securities:
U.S. government and agency securities	$62	$57	$—	$119
U.S. state and political subdivision securities	—	1	—	1
Corporate debt securities	—	30	—	30
Residential mortgage-backed securities	—	5	—	5
Commercial mortgage-backed securities	—	11	—	11
Other debt obligations	—	12	—	12
Equity securities:
Large-cap	232	—	—	232
International	—	91	—	91
REITs	59	—	—	59
Other	48	—	—	48
Short-term investments	—	1	—	1
Cash and cash equivalents	—	40	—	40

Total	$401	$248	$—	$649

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The fair value of defined benefit plan assets as presented in the table above does not include net accrued liabilities in the amount of $45 million as of both December 31, 2011 and 2010.

There were no significant transfers of defined benefit plan Level 1 and Level 2 fair value measurements during 2011 or 2010.

The following table shows the changes in fair values for the residential mortgage-backed securities categorized as Level 3 (in millions):

Balance, January 1, 2011	$—
Transfers into Level 3	1

Balance, December 31, 2011	$1

The minimum pension contribution required for 2011 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in 2012.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees.

For the years ended December 31, 2011, 2010 and 2009, Thrivent Financial contributed $18 million, $27 million and $26 million, respectively, to these plans.

As of December 31, 2011 and 2010, $105 million and $109 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Note 10. Other Matters

Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2011, Thrivent Financial believes adequate provision has been made for any losses that may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on- and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Other Matters, continued

Commitments and Contingent Liabilities, continued

Financial Instruments, continued

exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates. These commitments totaled $60 million and $71 million as of December 31, 2011 and 2010, respectively. Commitments to purchase other invested assets were $1,398 million and $1,472 million as of December 31, 2011 and 2010, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions occur, as defined in the agreement. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $9 million, $8 million and $8 million for the years ended December 31, 2011, 2010 and 2009, respectively. Future minimum aggregate rental commitments as of December 31, 2011, for operating leases were as follows: 2012—$5 million; 2013—$3 million; 2014 — $2 million; 2015 — $0.5 million; and 2016 — $0.3 million. Thrivent Financial has expensed and recorded corresponding liabilities for lease agreements terminated early or no longer used for their intended purpose. The value of the liability for these lease agreements was $0.3 million as of December 31, 2011.

Thrivent Financial has rental income generated from properties acquired through default on mortgage loans held and from rental space in its corporate headquarters building. The cost and carrying value of the properties acquired through default on mortgage loans as of December 31, 2011, was $42 million. Future minimum lease payment receivables under noncancelable leasing arrangements as of December 31, 2011, are as follows: 2012 —$3 million; 2013 — $2 million; 2014 — $1 million; 2015 — $1 million; and 2016 — $1 million.

Subsidiary Debt

Thrivent Financial holds a majority-owned subsidiary with $33 million and $34 million of long-term debt at December 31, 2011 and 2010, respectively, which is included in other liabilities on the Consolidated Balance Sheets. The debt has no recourse to Thrivent Financial, matures at various dates through 2013 and carries interest rates based on LIBOR plus a spread with a minimum interest rate floor.

Note 11. Synopsis of Statutory Financial Results

The accompanying consolidated financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting practices are included in the National Association of Insurance Commissioner’s Accounting Practices

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 11. Synopsis of Statutory Financial Results, continued

and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-Admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the Consolidated Balance Sheets.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Consolidated Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results; rather, the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 11. Synopsis of Statutory Financial Results, continued

Summarized statutory-basis financial information as of December 31, 2011 and 2010, and for the years ended December 31, 2011, 2010 and 2009, for Thrivent Financial is as follows (in millions):

	2011	2010	2009
Admitted assets	$62,257	$59,225	$54,372
Liabilities	$58,253	$55,129	$50,245
Surplus	4,004	4,096	4,127

Total liabilities and surplus	$62,257	$59,225	$54,372

	2011	2010	2009
Gain from operations before net realized capital gains and losses	$480	$268	$275
Net realized capital losses	(56)	(19)	(293)

Net income (loss)	424	249	(18)
Total other surplus changes	(516)	(280)	210

Net change in unassigned surplus	$(92)	$(31)	$192

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Auditors on Other Financial Information

The Board of Directors

Thrivent Financial for Lutherans

Our audits were conducted for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The supplementary information included in Schedules I, III and IV is presented for purposes of additional analysis and is not a required part of the consolidated financial statements. Such information has been subjected to the auditing procedures applied in our audits of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

Minneapolis, Minnesota

April 23, 2012

Thrivent Financial for Lutherans

Supplementary Insurance Information

Schedule I — Summary of Investments — Other than Investments in Related Parties

As of December 31, 2011

(in millions)

Type of Investment	Amortized Cost	Fair Value	Amount Shown on Balance Sheet(1)
Fixed maturities:
Bonds:
U.S.government and government agencies and authorities	$7,786	$8,093	$8,093
State, municipalities and political subdivisions	190	214	214
Foreign governments	148	165	165
Public utilities	2,955	3,395	3,395
Convertibles and bonds with warrants attached	763	813	813
All other corporate bonds	24,490	26,420	26,420
Certificates of deposit	—	—	—
Redeemable preferred stock	—	—	—

Total fixed maturities	36,332	39,100	39,100

Equity securities:
Common stocks:
Public utilities	16	17	17
Banks, trust and insurance companies	117	122	122
Industrial, miscellaneous and all other	674	700	700
Nonredeemable preferred stocks	—	—	—

Total equity securities	807	839	839

Mortgage loans on real estate	7,906		7,906
Real estate	51		51
Policy loans	1,273		1,273
Other long-term investments	2,037		2,037
Short-term investments	701		701

Total investments	$49,107		$51,907

(1)	Amount on balance sheet differs from the consolidated balance sheet due to classification differences in this Schedule.

Thrivent Financial for Lutherans

Schedule III — Supplementary Insurance Information

As of and For the Year Ended December 31, 2011

(in millions)

As of December 31, 2011:

	Deferred acquisition costs	Future policy benefits	Unearned premiums	Other policy claims payable
Life	$813	$10,255	$—	$10,152
Annuity	764	3,464	—	14,950
Health	126	3,775	57	32
Other, non-insurance	—	—	—	450

	$1,703	$17,494	$57	$25,584

For the year ended December 31, 2011:

	Premium revenue	Net investment income	Benefits, claims, etc	Amortization of deferred acquisition costs	Other operating expenses
Life	$866	$1,251	$2,110	$60	$255
Annuity	374	986	1,179	25	243
Health	319	256	458	16	31
Other, non-insurance	—	52	14	—	306

	$1,559	$2,545	$3,761	$101	$835

Thrivent Financial for Lutherans

Schedule IV — Reinsurance

As of December 31, 2011

(in millions)

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$171,744	$38,812	$—	$132,932	—
Premiums:
Life	932	66	—	866	—
Annuity	374	—	—	374	—
Health	319	—	—	319	—

	$1,625	$66	$—	$1,559	—

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Annuity Account A (the Variable Account) sponsored by Thrivent Financial for Lutherans, referred to in Note 1, as of December 31, 2011, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Annuity Account A at December 31, 2011, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 23, 2012

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Assets and Liabilities

December 31, 2011

Subaccount	Investments at Fair Value	Net Assets	Contracts in Accumulation Period	Accumulation Units Outstanding	Unit Value (Accumulation)	Deathclaim Units	Deathclaim Unit Value	Series Funds, at Cost	Series Funds Shares Owned
Aggressive Allocation	$43,561,099	$43,561,099	$43,561,099	3,586,599	$12.12	7,186	$11.51	$44,494,909	3,820,379
Moderately Aggressive Allocation	$152,700,107	$152,700,107	$152,700,107	12,527,273	$12.19	1,927	$11.73	$159,553,021	13,645,513
Moderate Allocation	$265,052,011	$265,052,011	$265,052,011	21,316,157	$12.43	12,075	$12.12	$268,961,765	23,557,666
Moderately Conservative Allocation	$110,509,269	$110,509,269	$110,509,269	8,905,533	$12.41	583	$12.23	$108,867,784	9,795,619
Partner Technology	$3,149,995	$3,149,995	$3,149,995	450,651	$6.99	5	$10.06	$3,243,559	508,022
Partner Healthcare	$1,167,061	$1,167,061	$1,167,061	102,696	$11.32	386	$11.45	$1,076,791	103,640
Partner Natural Resources	$2,501,311	$2,501,311	$2,501,311	313,036	$7.98	518	$8.07	$2,585,272	300,327
Partner Emerging Markets	$2,347,729	$2,347,729	$2,347,729	219,623	$10.69	5	$10.81	$2,146,112	214,915
Real Estate Securities	$9,078,325	$9,078,325	$9,078,325	404,755	$22.43	135	$12.56	$8,387,930	575,634
Partner Utilities	$905,316	$905,316	$905,316	103,238	$8.77	7	$8.87	$834,654	104,668
Partner Small Cap Growth	$2,010,817	$2,010,817	$2,010,817	160,870	$12.48	315	$11.46	$1,873,620	161,880
Partner Small Cap Value	$5,585,542	$5,585,542	$5,585,542	248,064	$22.51	96	$13.49	$4,703,851	299,579
Small Cap Stock	$13,622,167	$13,622,167	$13,622,167	910,051	$14.96	1,108	$10.60	$13,017,958	1,136,032
Small Cap Index	$115,105,639	$115,105,639	$115,105,639	3,386,611	$33.95	12,873	$12.19	$121,381,370	9,014,036
Mid Cap Growth II	$1,251,128	$1,251,128	$1,251,128	84,638	$14.78	—	$13.61	$1,163,164	136,358
Mid Cap Growth	$6,521,763	$6,521,763	$6,521,763	397,196	$16.41	144	$14.11	$5,604,265	372,676
Partner Mid Cap Value	$1,320,757	$1,320,757	$1,320,757	103,629	$12.73	138	$11.88	$1,174,968	105,572
Mid Cap Stock	$14,987,446	$14,987,446	$14,987,446	1,071,512	$13.98	1,091	$11.65	$13,331,450	1,305,618
Mid Cap Index	$13,487,472	$13,487,472	$13,487,472	797,335	$16.92	—	$12.70	$12,877,001	1,143,879
Partner Worldwide Allocation	$3,004,365	$3,004,365	$3,004,365	392,397	$7.64	1,055	$7.72	$3,101,139	406,423
Partner International Stock	$23,312,799	$23,312,799	$23,312,799	1,620,404	$14.37	2,139	$9.56	$28,420,213	2,537,917
Partner Socially Responsible Stock	$438,553	$438,553	$438,553	44,817	$9.79	—	$9.89	$384,872	43,148
Partner All Cap Growth	$647,509	$647,509	$647,509	72,519	$8.93	—	$9.03	$607,127	69,266
Partner All Cap Value	$331,752	$331,752	$331,752	41,296	$8.03	—	$8.12	$306,608	40,846
Partner All Cap	$3,079,472	$3,079,472	$3,079,472	281,085	$10.95	142	$11.42	$3,442,996	364,789
Large Cap Growth II	$380,776	$380,776	$380,776	36,876	$10.29	149	$10.13	$516,357	59,746
Large Cap Growth	$12,119,702	$12,119,702	$12,119,702	1,069,621	$11.32	714	$10.58	$10,695,676	759,213
Partner Growth Stock	$2,827,046	$2,827,046	$2,827,046	213,480	$13.24	—	$11.71	$2,655,882	247,791
Large Cap Value	$14,969,204	$14,969,204	$14,969,204	1,003,840	$14.90	814	$10.70	$13,889,638	1,440,150
Large Cap Stock	$23,511,459	$23,511,459	$23,511,459	2,705,223	$8.69	1,564	$9.94	$24,975,400	2,898,784
Large Cap Index	$160,117,887	$160,117,887	$160,117,887	6,516,985	$24.52	31,485	$11.05	$172,569,147	9,039,875
Equity Income Plus	$1,743,663	$1,743,663	$1,743,663	195,755	$8.90	220	$9.00	$1,748,415	197,872
Balanced	$153,387,790	$153,387,790	$153,387,790	6,457,802	$23.70	25,997	$12.15	$152,505,725	10,591,544
High Yield	$8,576,085	$8,576,085	$8,576,085	477,532	$17.95	187	$14.77	$8,611,054	1,839,809
Diversified Income Plus	$14,510,561	$14,510,561	$14,510,561	966,768	$14.99	1,644	$13.12	$14,758,874	2,213,089
Partner Socially Responsible Bond	$395,262	$395,262	$395,262	31,492	$12.55	—	$12.69	$387,472	36,916
Income	$12,290,034	$12,290,034	$12,290,034	818,502	$15.01	186	$13.30	$11,899,108	1,218,657
Bond Index	$38,370,484	$38,370,484	$38,370,484	1,805,956	$21.23	2,067	$13.29	$35,363,522	3,422,696
Limited Maturity Bond	$18,856,796	$18,856,796	$18,856,796	1,527,822	$12.34	77	$11.67	$19,150,599	1,949,728
Mortgage Securities	$1,911,385	$1,911,385	$1,911,385	142,351	$13.43	—	$13.13	$1,807,444	182,990
Money Market	$13,611,915	$13,611,915	$13,611,915	12,746,417	$1.07	—	$1.08	$13,611,917	13,611,917

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Operations

December 31, 2011

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Dividends	Mortality & expense risk charges	Net investment income (loss)	Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments	Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Aggressive Allocation	$628,031	$(595,774)	$32,257	$232,721	$811,639	$(3,615,155)	$(2,570,795)	$(2,538,538)
Moderately Aggressive Allocation	$3,225,959	$(2,042,166)	$1,183,793	$(152,441)	$1,969,257	$(9,765,796)	$(7,948,980)	$(6,765,187)
Moderate Allocation	$6,192,273	$(3,472,565)	$2,719,708	$205,045	$4,006,807	$(13,337,157)	$(9,125,305)	$(6,405,597)
Moderately Conservative Allocation	$2,418,047	$(1,395,968)	$1,022,079	$370,257	$1,456,391	$(4,069,561)	$(2,242,913)	$(1,220,834)
Partner Technology	$—	$(46,753)	$(46,753)	$77,966	$—	$(569,069)	$(491,103)	$(537,856)
Partner Healthcare	$—	$(15,918)	$(15,918)	$46,794	$42,228	$(135,788)	$(46,766)	$(62,684)
Partner Natural Resources	$2,175	$(37,401)	$(35,226)	$84,140	$—	$(547,675)	$(463,535)	$(498,761)
Partner Emerging Markets	$27,804	$(33,183)	$(5,379)	$150,138	$—	$(493,281)	$(343,143)	$(348,522)
Real Estate Securities	$—	$(121,170)	$(121,170)	$98,275	$—	$720,700	$818,975	$697,805
Partner Utilities	$13,510	$(8,391)	$5,119	$13,013	$—	$38,836	$51,849	$56,968
Partner Small Cap Growth	$—	$(29,231)	$(29,231)	$121,223	$—	$(193,552)	$(72,329)	$(101,560)
Partner Small Cap Value	$14,017	$(79,474)	$(65,457)	$330,929	$—	$(489,147)	$(158,218)	$(223,675)
Small Cap Stock	$—	$(198,354)	$(198,354)	$294,653	$—	$(1,090,425)	$(795,772)	$(994,126)
Small Cap Index	$1,067,871	$(1,559,239)	$(491,368)	$(601,478)	$3,641,665	$(3,255,930)	$(215,743)	$(707,111)
Mid Cap Growth II	$1,443	$(17,199)	$(15,756)	$23,047	$50,685	$(133,742)	$(60,010)	$(75,766)
Mid Cap Growth	$24,397	$(93,197)	$(68,800)	$302,547	$—	$(713,816)	$(411,269)	$(480,069)
Partner Mid Cap Value	$3,771	$(20,737)	$(16,966)	$120,224	$—	$(226,860)	$(106,636)	$(123,602)
Mid Cap Stock	$8,237	$(223,994)	$(215,757)	$745,988	$—	$(1,765,756)	$(1,019,768)	$(1,235,525)
Mid Cap Index	$122,846	$(188,446)	$(65,600)	$321,652	$903,084	$(1,605,087)	$(380,351)	$(445,951)
Partner Worldwide Allocation	$67,603	$(43,043)	$24,560	$84,798	$56,355	$(626,825)	$(485,672)	$(461,112)
Partner International Stock	$11,008	$(363,717)	$(352,709)	$(407,356)	$—	$(3,470,349)	$(3,877,705)	$(4,230,414)
Partner Socially Responsible Stock	$3	$(5,177)	$(5,174)	$8,845	$—	$(14,355)	$(5,510)	$(10,684)
Partner All Cap Growth	$—	$(9,311)	$(9,311)	$45,977	$—	$(101,903)	$(55,926)	$(65,237)
Partner All Cap Value	$1,963	$(4,229)	$(2,266)	$10,214	$—	$(45,152)	$(34,938)	$(37,204)
Partner All Cap	$21,684	$(44,179)	$(22,495)	$(43,796)	$—	$(124,853)	$(168,649)	$(191,144)
Large Cap Growth II	$703	$(5,863)	$(5,160)	$(36,086)	$9,268	$(427)	$(27,245)	$(32,405)
Large Cap Growth	$74,673	$(178,340)	$(103,667)	$541,511	$—	$(1,325,587)	$(784,076)	$(887,743)
Partner Growth Stock	$—	$(38,647)	$(38,647)	$57,960	$—	$(92,297)	$(34,337)	$(72,984)
Large Cap Value	$3,818	$(211,251)	$(207,433)	$350,346	$—	$(842,159)	$(491,813)	$(699,246)
Large Cap Stock	$3,194	$(334,761)	$(331,567)	$(98,090)	$—	$(1,022,093)	$(1,120,183)	$(1,451,750)
Large Cap Index	$2,877,994	$(2,159,042)	$718,952	$(1,808,747)	$—	$2,235,859	$427,112	$1,146,064
Equity Income Plus	$4,040	$(17,988)	$(13,948)	$11,380	$—	$(67,488)	$(56,108)	$(70,056)
Balanced	$3,701,571	$(2,061,974)	$1,639,597	$618,747	$5,491,115	$(2,868,027)	$3,241,835	$4,881,432
High Yield	$704,400	$(113,127)	$591,273	$37,918	$—	$(318,419)	$(280,501)	$310,772
Diversified Income Plus	$737,363	$(183,459)	$553,904	$23,917	$—	$(438,212)	$(414,295)	$139,609
Partner Socially Responsible Bond	$9,366	$(4,312)	$5,054	$3,696	$—	$10,971	$14,667	$19,721
Income	$576,217	$(159,667)	$416,550	$109,386	$—	$50,958	$160,344	$576,894
Bond Index	$1,103,083	$(485,520)	$617,563	$448,251	$248,997	$1,258,946	$1,956,194	$2,573,757
Limited Maturity Bond	$407,855	$(228,486)	$179,369	$(14,359)	$—	$(244,862)	$(259,221)	$(79,852)
Mortgage Securities	$58,203	$(25,097)	$33,106	$24,807	$7,510	$(949)	$31,368	$64,474
Money Market	$—	$(177,714)	$(177,714)	$—	$—	$—	$—	$(177,714)

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes of Net Assets

December 31, 2011

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Proceeds from units issued	Death benefits	Surrenders and terminations	Administrative charges	Transfers between subaccounts	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Period	Net Assets End of Period
Aggressive Allocation	$32,257	$1,044,360	$(3,615,155)	$(2,538,538)	$2,538,459	$(379,530)	$(3,552,208)	$(2,898)	$(2,148,973)	$(3,545,150)	$(6,083,688)	$49,644,787	$43,561,099
Moderately Aggressive Allocation	$1,183,793	$1,816,816	$(9,765,796)	$(6,765,187)	$5,082,794	$(659,951)	$(8,946,773)	$(5,411)	$(1,823,987)	$(6,353,328)	$(13,118,515)	$165,818,622	$152,700,107
Moderate Allocation	$2,719,708	$4,211,852	$(13,337,157)	$(6,405,597)	$8,420,767	$(1,717,125)	$(23,622,182)	$(8,878)	$6,367,284	$(10,560,134)	$(16,965,731)	$282,017,742	$265,052,011
Moderately Conservative Allocation	$1,022,079	$1,826,648	$(4,069,561)	$(1,220,834)	$4,125,796	$(1,419,527)	$(9,510,675)	$(4,478)	$8,616,746	$1,807,862	$587,028	$109,922,241	$110,509,269
Partner Technology	$(46,753)	$77,966	$(569,069)	$(537,856)	$115,484	$(2,581)	$(311,469)	$(346)	$(509,555)	$(708,467)	$(1,246,323)	$4,396,318	$3,149,995
Partner Healthcare	$(15,918)	$89,022	$(135,788)	$(62,684)	$32,006	$(257)	$(195,098)	$(21)	$82,063	$(81,307)	$(143,991)	$1,311,052	$1,167,061
Partner Natural Resources	$(35,226)	$84,140	$(547,675)	$(498,761)	$156,107	$(169)	$(271,097)	$(92)	$636,828	$521,577	$22,816	$2,478,495	$2,501,311
Partner Emerging Markets	$(5,379)	$150,138	$(493,281)	$(348,522)	$88,484	$(159)	$(163,432)	$(63)	$(257,641)	$(332,811)	$(681,333)	$3,029,062	$2,347,729
Real Estate Securities	$(121,170)	$98,275	$720,700	$697,805	$210,304	$(32,922)	$(546,998)	$(354)	$(1,352,918)	$(1,722,888)	$(1,025,083)	$10,103,408	$9,078,325
Partner Utilities	$5,119	$13,013	$38,836	$56,968	$24,665	$(197)	$(77,987)	$(32)	$341,531	$287,980	$344,948	$560,368	$905,316
Partner Small Cap Growth	$(29,231)	$121,223	$(193,552)	$(101,560)	$48,388	$(1,369)	$(154,315)	$(105)	$(212,873)	$(320,274)	$(421,834)	$2,432,651	$2,010,817
Partner Small Cap Value	$(65,457)	$330,929	$(489,147)	$(223,675)	$79,273	$(3,095)	$(557,352)	$(228)	$(983,330)	$(1,464,732)	$(1,688,407)	$7,273,949	$5,585,542
Small Cap Stock	$(198,354)	$294,653	$(1,090,425)	$(994,126)	$284,746	$(75,493)	$(1,310,398)	$(947)	$(2,222,778)	$(3,324,870)	$(4,318,996)	$17,941,163	$13,622,167
Small Cap Index	$(491,368)	$3,040,187	$(3,255,930)	$(707,111)	$1,828,470	$(1,114,747)	$(7,982,574)	$(15,135)	$(12,382,968)	$(19,666,954)	$(20,374,065)	$135,479,704	$115,105,639
Mid Cap Growth II	$(15,756)	$73,732	$(133,742)	$(75,766)	$15,948	$(2,759)	$(59,037)	$(85)	$(88,314)	$(134,247)	$(210,013)	$1,461,141	$1,251,128
Mid Cap Growth	$(68,800)	$302,547	$(713,816)	$(480,069)	$141,463	$(28,003)	$(462,680)	$(414)	$(700,043)	$(1,049,677)	$(1,529,746)	$8,051,509	$6,521,763
Partner Mid Cap Value	$(16,966)	$120,224	$(226,860)	$(123,602)	$38,536	$(15,704)	$(122,574)	$(30)	$(305,961)	$(405,733)	$(529,335)	$1,850,092	$1,320,757
Mid Cap Stock	$(215,757)	$745,988	$(1,765,756)	$(1,235,525)	$260,310	$(50,744)	$(1,385,245)	$(862)	$(2,733,472)	$(3,910,013)	$(5,145,538)	$20,132,984	$14,987,446
Mid Cap Index	$(65,600)	$1,224,736	$(1,605,087)	$(445,951)	$188,728	$(31,761)	$(985,678)	$(537)	$(1,299,195)	$(2,128,443)	$(2,574,394)	$16,061,866	$13,487,472
Partner Worldwide Allocation	$24,560	$141,153	$(626,825)	$(461,112)	$94,103	$(1,062)	$(189,072)	$(79)	$(115,133)	$(211,243)	$(672,355)	$3,676,720	$3,004,365
Partner International Stock	$(352,709)	$(407,356)	$(3,470,349)	$(4,230,414)	$520,747	$(106,488)	$(2,051,970)	$(1,577)	$(3,856,092)	$(5,495,380)	$(9,725,794)	$33,038,593	$23,312,799
Partner Socially Responsible Stock	$(5,174)	$8,845	$(14,355)	$(10,684)	$2,780	$—	$(19,558)	$(11)	$61,530	$44,741	$34,057	$404,496	$438,553
Partner All Cap Growth	$(9,311)	$45,977	$(101,903)	$(65,237)	$20,632	$—	$(28,285)	$(13)	$(9,985)	$(17,651)	$(82,888)	$730,397	$647,509
Partner All Cap Value	$(2,266)	$10,214	$(45,152)	$(37,204)	$5,077	$—	$(5,970)	$(11)	$20,038	$19,134	$(18,070)	$349,822	$331,752
Partner All Cap	$(22,495)	$(43,796)	$(124,853)	$(191,144)	$63,109	$(93,353)	$(269,760)	$(157)	$(434,161)	$(734,322)	$(925,466)	$4,004,938	$3,079,472
Large Cap Growth II	$(5,160)	$(26,818)	$(427)	$(32,405)	$9,459	$(1,543)	$(32,369)	$(52)	$(77,774)	$(102,279)	$(134,684)	$515,460	$380,776
Large Cap Growth	$(103,667)	$541,511	$(1,325,587)	$(887,743)	$258,243	$(62,952)	$(1,041,807)	$(584)	$(1,991,076)	$(2,838,176)	$(3,725,919)	$15,845,621	$12,119,702
Partner Growth Stock	$(38,647)	$57,960	$(92,297)	$(72,984)	$66,559	$(4,430)	$(183,926)	$(100)	$(330,969)	$(452,866)	$(525,850)	$3,352,896	$2,827,046
Large Cap Value	$(207,433)	$350,346	$(842,159)	$(699,246)	$287,396	$(78,961)	$(1,257,505)	$(712)	$(2,038,657)	$(3,088,439)	$(3,787,685)	$18,756,889	$14,969,204
Large Cap Stock	$(331,567)	$(98,090)	$(1,022,093)	$(1,451,750)	$591,497	$(127,463)	$(1,904,729)	$(1,853)	$(3,256,611)	$(4,699,159)	$(6,150,909)	$29,662,368	$23,511,459
Large Cap Index	$718,952	$(1,808,747)	$2,235,859	$1,146,064	$4,015,797	$(2,018,278)	$(11,387,737)	$(20,168)	$(16,155,677)	$(25,566,063)	$(24,419,999)	$184,537,886	$160,117,887
Equity Income Plus	$(13,948)	$11,380	$(67,488)	$(70,056)	$106,841	$—	$(98,483)	$(41)	$752,532	$760,849	$690,793	$1,052,870	$1,743,663
Balanced	$1,639,597	$6,109,862	$(2,868,027)	$4,881,432	$3,989,934	$(3,098,346)	$(15,567,367)	$(14,963)	$(13,350,196)	$(28,040,938)	$(23,159,506)	$176,547,296	$153,387,790
High Yield	$591,273	$37,918	$(318,419)	$310,772	$206,489	$(17,829)	$(721,132)	$(300)	$(682,165)	$(1,214,937)	$(904,165)	$9,480,250	$8,576,085
Diversified Income Plus	$553,904	$23,917	$(438,212)	$139,609	$595,696	$(158,506)	$(1,147,534)	$(531)	$660,728	$(50,147)	$89,462	$14,421,099	$14,510,561
Partner Socially Responsible Bond	$5,054	$3,696	$10,971	$19,721	$22,245	$—	$(31,376)	$(43)	$104,261	$95,087	$114,808	$280,454	$395,262
Income	$416,550	$109,386	$50,958	$576,894	$363,510	$(24,275)	$(1,254,690)	$(293)	$(817,442)	$(1,733,190)	$(1,156,296)	$13,446,330	$12,290,034
Bond Index	$617,563	$697,248	$1,258,946	$2,573,757	$698,602	$(956,050)	$(3,534,226)	$(2,106)	$(1,554,833)	$(5,348,613)	$(2,774,856)	$41,145,340	$38,370,484
Limited Maturity Bond	$179,369	$(14,359)	$(244,862)	$(79,852)	$567,755	$(100,186)	$(1,674,575)	$(551)	$2,190,641	$983,084	$903,232	$17,953,564	$18,856,796
Mortgage Securities	$33,106	$32,317	$(949)	$64,474	$31,516	$(7,288)	$(176,246)	$(59)	$(100,905)	$(252,982)	$(188,508)	$2,099,893	$1,911,385
Money Market	$(177,714)	$—	$—	$(177,714)	$1,721,410	$(114,481)	$(4,229,358)	$(1,649)	$423,959	$(2,200,119)	$(2,377,833)	$15,989,748	$13,611,915

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT A

Statements of Changes of Net Assets

December 31, 2010

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Proceeds from units issued	Death benefits	Surrenders and terminations	Administrative charges	Transfers between subaccounts	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Period	Net Assets End of Period
Aggressive Allocation	$100,157	$(85,353)	$6,877,899	$6,892,703	$1,233,378	$(151,466)	$(2,882,570)	$(2,697)	$(1,388,883)	$(3,192,238)	$3,700,465	$45,944,322	$49,644,787
Moderately Aggressive Allocation	$1,624,811	$966,175	$18,041,402	$20,632,388	$4,643,779	$(388,155)	$(10,088,542)	$(4,929)	$(3,291,272)	$(9,129,119)	$11,503,269	$154,315,353	$165,818,622
Moderate Allocation	$3,412,640	$3,113,578	$24,260,949	$30,787,167	$8,868,721	$(1,371,519)	$(24,083,067)	$(6,881)	$13,107,757	$(3,484,989)	$27,302,178	$254,715,564	$282,017,742
Moderately Conservative Allocation	$1,202,761	$1,683,766	$7,113,630	$10,000,157	$3,742,736	$(1,414,595)	$(11,671,069)	$(3,385)	$13,235,953	$3,889,640	$13,889,797	$96,032,444	$109,922,241
Partner Technology	$(49,884)	$(115,870)	$990,103	$824,349	$185,347	$(1,469)	$(344,997)	$(296)	$(509,144)	$(670,559)	$153,790	$4,242,528	$4,396,318
Partner Healthcare	$(13,981)	$59,394	$68,941	$114,354	$56,968	$(16,290)	$(139,045)	$(18)	$104,874	$6,489	$120,843	$1,190,209	$1,311,052
Partner Natural Resources	$(24,472)	$22,350	$322,907	$320,785	$77,302	$—	$(139,517)	$(73)	$303,259	$240,971	$561,756	$1,916,739	$2,478,495
Partner Emerging Markets	$(26,921)	$93,055	$435,421	$501,555	$156,244	$—	$(127,769)	$(42)	$899,432	$927,865	$1,429,420	$1,599,642	$3,029,062
Real Estate Securities	$142,874	$(253,943)	$2,380,483	$2,269,414	$179,341	$(70,859)	$(837,700)	$(404)	$(1,009,315)	$(1,738,937)	$530,477	$9,572,931	$10,103,408
Partner Utilities	$4,498	$(1,392)	$24,145	$27,251	$17,901	$—	$(35,200)	$(12)	$60,886	$43,575	$70,826	$489,542	$560,368
Partner Small Cap Growth	$(25,245)	$(12,896)	$518,953	$480,812	$64,078	$—	$(167,696)	$(96)	$162,947	$59,233	$540,045	$1,892,606	$2,432,651
Partner Small Cap Value	$(19,079)	$101,273	$1,224,581	$1,306,775	$188,094	$(9,444)	$(466,438)	$(239)	$(262,516)	$(550,543)	$756,232	$6,517,717	$7,273,949
Small Cap Stock	$(200,973)	$(308,925)	$4,030,314	$3,520,416	$272,183	$(57,071)	$(1,131,977)	$(924)	$(2,140,331)	$(3,058,120)	$462,296	$17,478,867	$17,941,163
Small Cap Index	$(524,897)	$(4,133,940)	$32,259,136	$27,600,299	$2,510,507	$(988,040)	$(8,678,947)	$(15,194)	$(11,859,928)	$(19,031,602)	$8,568,697	$126,911,007	$135,479,704
Mid Cap Growth II	$(16,118)	$130,318	$196,710	$310,910	$65,379	$—	$(90,984)	$(82)	$(53,897)	$(79,584)	$231,326	$1,229,815	$1,461,141
Mid Cap Growth	$(69,616)	$68,772	$1,727,861	$1,727,017	$220,376	$(65,543)	$(491,684)	$(382)	$220,972	$(116,261)	$1,610,756	$6,440,753	$8,051,509
Partner Mid Cap Value	$(6,327)	$17,507	$321,713	$332,893	$58,682	$—	$(77,614)	$(26)	$60,217	$41,259	$374,152	$1,475,940	$1,850,092
Mid Cap Stock	$(148,676)	$27,863	$4,136,894	$4,016,081	$635,577	$(261,617)	$(1,545,602)	$(765)	$(2,258,843)	$(3,431,250)	$584,831	$19,548,153	$20,132,984
Mid Cap Index	$(30,034)	$3,890	$3,327,571	$3,301,427	$235,016	$(44,917)	$(950,443)	$(514)	$(1,667,457)	$(2,428,315)	$873,112	$15,188,754	$16,061,866
Partner Worldwide Allocation	$7,646	$22,914	$342,141	$372,701	$171,219	$(2,185)	$(150,939)	$(44)	$554,008	$572,059	$944,760	$2,731,960	$3,676,720
Partner International Stock	$186,844	$(954,752)	$2,861,400	$2,093,492	$768,063	$(199,538)	$(2,206,692)	$(1,711)	$(4,127,621)	$(5,767,499)	$(3,674,007)	$36,712,600	$33,038,593
Partner Socially Responsible Stock	$(3,158)	$2,288	$58,285	$57,415	$10,002	$—	$(4,035)	$(10)	$127,885	$133,842	$191,257	$213,239	$404,496
Partner All Cap Growth	$(7,217)	$18,503	$101,220	$112,506	$42,220	$(8,774)	$(29,433)	$(29)	$49,343	$53,327	$165,833	$564,564	$730,397
Partner All Cap Value	$(3,496)	$7,600	$43,666	$47,770	$7,497	$—	$(1,993)	$(6)	$78,200	$83,698	$131,468	$218,354	$349,822
Partner All Cap	$(20,035)	$(155,122)	$694,109	$518,952	$90,381	$(15,561)	$(226,766)	$(175)	$(257,399)	$(409,520)	$109,432	$3,895,506	$4,004,938
Large Cap Growth II	$(5,832)	$3,528	$29,437	$27,133	$5,625	$(4,085)	$(79,728)	$(52)	$(128,030)	$(206,270)	$(179,137)	$694,597	$515,460
Large Cap Growth	$(108,683)	$307,876	$1,130,862	$1,330,055	$346,115	$(110,517)	$(1,065,342)	$(585)	$(1,861,289)	$(2,691,618)	$(1,361,563)	$17,207,184	$15,845,621
Partner Growth Stock	$(40,077)	$(36,298)	$521,973	$445,598	$57,287	$(33,825)	$(221,912)	$(106)	$(364,534)	$(563,090)	$(117,492)	$3,470,388	$3,352,896
Large Cap Value	$9,168	$55,747	$1,843,924	$1,908,839	$360,338	$(94,025)	$(1,444,176)	$(661)	$(1,780,132)	$(2,958,656)	$(1,049,817)	$19,806,706	$18,756,889
Large Cap Stock	$(160,732)	$(705,691)	$3,402,576	$2,536,153	$753,823	$(129,052)	$(2,344,795)	$(1,858)	$(3,574,669)	$(5,296,551)	$(2,760,398)	$32,422,766	$29,662,368
Large Cap Index	$1,162,066	$(6,032,282)	$27,007,258	$22,137,042	$5,268,055	$(1,933,599)	$(13,119,965)	$(21,150)	$(18,731,590)	$(28,538,249)	$(6,401,207)	$190,939,093	$184,537,886
Equity Income Plus	$8,313	$(2,638)	$69,910	$75,585	$152,962	$(3,476)	$(59,212)	$(8)	$489,919	$580,185	$655,770	$397,100	$1,052,870
Balanced	$2,399,932	$(313,508)	$17,760,611	$19,847,035	$3,667,140	$(3,619,971)	$(15,980,425)	$(15,834)	$(13,904,213)	$(29,853,303)	$(10,006,268)	$186,553,564	$176,547,296
High Yield	$656,893	$(4,534)	$522,259	$1,174,618	$315,523	$(61,314)	$(866,756)	$(323)	$(621,635)	$(1,234,505)	$(59,887)	$9,540,137	$9,480,250
Diversified Income Plus	$496,922	$(113,546)	$1,459,669	$1,843,045	$410,507	$(125,989)	$(1,031,071)	$(564)	$223,685	$(523,432)	$1,319,613	$13,101,486	$14,421,099
Partner Socially Responsible Bond	$4,336	$12,781	$(4,240)	$12,877	$25,725	$—	$(2,527)	$(51)	$54,812	$77,959	$90,836	$189,618	$280,454
Income	$503,262	$28,095	$739,307	$1,270,664	$356,305	$(41,786)	$(1,228,820)	$(290)	$239,951	$(674,640)	$596,024	$12,850,306	$13,446,330
Bond Index	$804,313	$239,629	$2,214,318	$3,258,260	$997,507	$(687,438)	$(3,554,289)	$(2,081)	$(1,256,515)	$(4,502,816)	$(1,244,556)	$42,389,896	$41,145,340
Limited Maturity Bond	$368,342	$(35,575)	$384,201	$716,968	$746,427	$(218,243)	$(1,425,310)	$(404)	$(387,611)	$(1,285,141)	$(568,173)	$18,521,737	$17,953,564
Mortgage Securities	$49,304	$47,871	$140,403	$237,578	$24,442	$(1,346)	$(402,768)	$(63)	$(135,387)	$(515,122)	$(277,544)	$2,377,437	$2,099,893
Money Market	$(249,930)	$—	$—	$(249,930)	$2,529,982	$(392,691)	$(5,305,623)	$(1,888)	$(6,032,546)	$(9,202,766)	$(9,452,696)	$25,442,444	$15,989,748

The accompanying notes are an integral part of these financial statements.

Thrivent Variable Annuity Account A

Notes to Financial Statements

As of December 31, 2011

(1) ORGANIZATION

The Thrivent Variable Annuity Account A (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 41 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Partner Technology (a)	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare (b)	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Partner Natural Resources (b)	Thrivent Series Fund, Inc. — Partner Natural Resources Portfolio
Partner Emerging Markets (b)	Thrivent Series Fund, Inc. — Partner Emerging Markets Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Utilities (b)	Thrivent Series Fund, Inc. — Partner Utilities Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth II	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio II
Mid Cap Growth	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Partner Mid Cap Value	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (b)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner International Stock	Thrivent Series Fund, Inc. — Partner International Stock Portfolio
Partner Socially Responsible Stock (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Stock Portfolio
Partner All Cap Growth (b)	Thrivent Series Fund, Inc. — Partner All Cap Growth Portfolio
Partner All Cap Value (b)	Thrivent Series Fund, Inc. — Partner All Cap Value Portfolio
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth II	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio II
Large Cap Growth	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Equity Income Plus (b)	Thrivent Series Fund, Inc. — Equity Income Plus Portfolio
Balanced	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Diversified Income Plus	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(1) ORGANIZATION - continued

Subaccount	Series
Partner Socially Responsible Bond (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Bond Portfolio
Income	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Mortgage Securities	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Formerly known as Technology, name change effective June 30, 2009
(b)	Since inception, April 30, 2008

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.

Death Claims

Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits. Prior to October 2005, amounts payable for death benefits were transferred to the general account upon election of the first beneficiary, pending instructions from the other beneficiaries for disbursement.

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for separate account assets are based on the quoted daily net asset values of the funds in which the separate accounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated the Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.

A contract maintenance charge of $25 per contract year is deducted to reimburse Thrivent Financial for administrative expenses related to the contract. This fee is waived if the sum of the total net premiums are $1,500 or more at the end of the contract year or at surrender. A surrender charge is imposed in the event of a full or partial surrender in excess of 10% of the accumulated value during the first seven contract years. The withdrawal and surrender charges are deducted by redeeming units of the subaccounts of the Variable Account.

The contract owner may make twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $10 transfer charge. Transfers from the fixed account are not allowed.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract. The charge is based on the average daily net assets of the Variable Account and is equal to annual rate of 1.25% during accumulation period of the contract and 0.95% while the contract is pending payout due to a death claim.

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES - continued

Additionally, during the year ended December 31, 2011, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund. The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as shown below. These fees are paid at the Fund level.

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.15%
Moderate Allocation	0.15%
Moderately Conservative Allocation	0.15%
Partner Technology	0.75%
Partner Healthcare	0.95%
Partner Natural Resources	0.75%
Partner Emerging Markets	1.20%
Real Estate Securities	0.80%
Partner Utilities	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.70%
Small Cap Index	0.35%
Mid Cap Growth II	0.90%
Mid Cap Growth	0.40%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner Worldwide Allocation	0.90%
Partner International Stock	0.85%

Subaccount	% of Average Net Assets
Partner Socially Responsible Stock	0.80%
Partner All Cap Growth	0.95%
Partner All Cap Value	0.75%
Partner All Cap	0.95%
Large Cap Growth II	0.80%
Large Cap Growth	0.40%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Cap Index	0.35%
Equity Income Plus	0.65%
Balanced	0.35%
High Yield	0.40%
Diversified Income Plus	0.40%
Partner Socially Responsible Bond	0.70%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

Subaccount	Units Outstanding at December 31, 2009	Units Issued	Units Redeemed	Units Outstanding at December 31, 2010	Units Issued	Units Redeemed	Units Outstanding at December 31, 2011
Aggressive Allocation	4,173,891	400,235	(688,444)	3,885,682	491,409	(783,306)	3,593,785
Moderately Aggressive Allocation	13,846,968	1,137,115	(1,931,573)	13,052,510	1,067,716	(1,591,026)	12,529,200
Moderate Allocation	22,493,141	2,795,706	(3,106,837)	22,182,010	2,191,554	(3,045,332)	21,328,232
Moderately Conservative Allocation	8,426,489	1,969,473	(1,629,760)	8,766,202	1,574,020	(1,434,106)	8,906,116
Partner Technology	645,045	90,690	(194,256)	541,479	52,926	(143,749)	450,656
Partner Healthcare	109,635	28,018	(27,619)	110,034	23,673	(30,625)	103,082
Partner Natural Resources	237,609	93,416	(63,582)	267,443	164,107	(117,996)	313,554
Partner Emerging Markets	165,737	153,118	(69,293)	249,562	51,159	(81,093)	219,628
Real Estate Securities	578,042	66,603	(160,395)	484,250	35,290	(114,650)	404,890
Partner Utilities	63,375	19,451	(13,977)	68,849	54,937	(20,541)	103,245
Partner Small Cap Growth	183,315	47,022	(45,196)	185,141	37,134	(61,090)	161,185
Partner Small Cap Value	341,704	52,591	(81,516)	312,779	22,737	(87,356)	248,160

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY - continued

Subaccount	Units Outstanding at December 31, 2009	Units Issued	Units Redeemed	Units Outstanding at December 31, 2010	Units Issued	Units Redeemed	Units Outstanding at December 31, 2011
Small Cap Stock	1,350,492	42,099	(270,576)	1,122,015	54,028	(264,884)	911,159
Small Cap Index	4,618,099	192,324	(844,261)	3,966,162	159,668	(726,346)	3,399,484
Mid Cap Growth II	99,409	7,593	(13,595)	93,407	3,410	(12,179)	84,638
Mid Cap Growth	467,264	96,915	(106,063)	458,116	39,771	(100,547)	397,340
Partner Mid Cap Value	132,123	26,258	(23,929)	134,452	23,385	(54,070)	103,767
Mid Cap Stock	1,606,003	96,356	(368,807)	1,333,552	44,932	(305,881)	1,072,603
Mid Cap Index	1,078,403	37,527	(199,111)	916,819	29,348	(148,832)	797,335
Partner Worldwide Allocation	347,862	150,590	(80,552)	417,900	69,098	(93,546)	393,452
Partner International Stock	2,333,938	92,557	(471,531)	1,954,964	65,855	(398,276)	1,622,543
Partner Socially Responsible Stock	24,689	18,411	(3,019)	40,081	8,693	(3,957)	44,817
Partner All Cap Growth	71,780	43,075	(39,828)	75,027	26,774	(29,282)	72,519
Partner All Cap Value	28,307	21,561	(11,233)	38,635	9,415	(6,754)	41,296
Partner All Cap	384,209	34,687	(75,097)	343,799	17,546	(80,118)	281,227
Large Cap Growth II	66,909	1,785	(22,290)	46,404	2,329	(11,708)	37,025
Large Cap Growth	1,554,588	99,855	(345,298)	1,309,145	60,894	(299,704)	1,070,335
Partner Growth Stock	293,685	17,001	(64,344)	246,342	13,908	(46,770)	213,480
Large Cap Value	1,414,876	75,633	(285,395)	1,205,114	48,535	(248,995)	1,004,654
Large Cap Stock	3,850,165	157,591	(789,648)	3,218,108	144,839	(656,160)	2,706,787
Large Cap Index	8,861,503	462,157	(1,755,097)	7,568,563	380,398	(1,400,491)	6,548,470
Equity Income Plus	49,355	99,697	(35,051)	114,001	132,032	(50,058)	195,975
Balanced	9,063,910	537,788	(1,928,667)	7,673,031	459,642	(1,648,874)	6,483,799
High Yield	621,702	85,361	(161,051)	546,012	52,621	(120,914)	477,719
Diversified Income Plus	1,010,747	163,619	(202,034)	972,332	190,516	(194,436)	968,412
Partner Socially Responsible Bond	16,989	16,176	(9,619)	23,546	29,886	(21,940)	31,492
Income	986,679	153,159	(202,662)	937,176	141,609	(260,097)	818,688
Bond Index	2,302,970	254,476	(483,146)	2,074,300	237,797	(504,074)	1,808,023
Limited Maturity Bond	1,554,494	340,322	(445,232)	1,449,584	444,990	(366,675)	1,527,899
Mortgage Securities	202,336	18,356	(59,254)	161,438	15,758	(34,845)	142,351
Money Market	23,238,433	8,729,757	(17,180,810)	14,787,380	9,854,098	(11,895,061)	12,746,417

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2011 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$5,932,233	$8,633,487
Moderately Aggressive Allocation	12,566,422	15,766,700
Moderate Allocation	21,541,818	25,375,437
Moderately Conservative Allocation	15,555,054	11,268,722
Partner Technology	287,696	1,042,915
Partner Healthcare	282,129	337,126
Partner Natural Resources	1,461,906	975,555
Partner Emerging Markets	536,463	874,654

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS - continued

Subaccount	Purchases	Sales
Real Estate Securities	480,672	2,324,729
Partner Utilities	459,182	166,083
Partner Small Cap Growth	453,654	803,158
Partner Small Cap Value	417,189	1,947,379
Small Cap Stock	404,762	3,927,987
Small Cap Index	5,297,772	21,814,430
Mid Cap Growth II	95,914	195,232
Mid Cap Growth	485,771	1,604,247
Partner Mid Cap Value	282,118	704,816
Mid Cap Stock	338,211	4,463,980
Mid Cap Index	1,273,398	2,564,357
Partner Worldwide Allocation	609,707	740,035
Partner International Stock	144,623	5,992,712
Partner Socially Responsible Stock	85,445	45,879
Partner All Cap Growth	259,357	286,319
Partner All Cap Value	76,345	59,477
Partner All Cap	101,693	858,509
Large Cap Growth II	30,061	128,233
Large Cap Growth	371,326	3,313,170
Partner Growth Stock	147,314	638,827
Large Cap Value	240,174	3,536,046
Large Cap Stock	587,451	5,618,176
Large Cap Index	4,065,263	28,912,373
Equity Income Plus	1,117,861	370,960
Balanced	11,348,808	32,259,035
High Yield	1,307,850	1,931,514
Diversified Income Plus	2,955,952	2,452,194
Partner Socially Responsible Bond	368,788	268,646
Income	2,206,783	3,523,423
Bond Index	3,899,464	8,381,517
Limited Maturity Bond	4,936,850	3,774,397
Mortgage Securities	250,031	462,398
Money Market	8,991,059	11,368,891

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2011, except as indicated in Note 1, follows:

Subaccount	2011	2010	2009	2008	2007

Aggressive Allocation
Units	3,586,599	3,885,682	4,173,891	4,109,996	3,920,801
Unit value	$12.12	$12.78	$11.01	$8.53	$13.77
Deathclaim units	7,186	—	—	—	2,723
Deathclaim unit value	$11.51	$12.09	$10.39	$8.03	$12.91
Net assets	$43,561,099	$49,644,787	$45,944,322	$35,070,653	$54,012,551
Ratio of expenses to net assets (a)	0.95 -1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.31%	1.47%	4.41%	1.52%	0.59%
Total return (c)	(5.12)-(4.83)%	16.07-16.42%	29.00-29.39%	(38.02)-(37.83)%	7.96-8.29%

Moderately Aggressive Allocation
Units	12,527,273	13,047,121	13,844,240	13,943,317	13,607,590
Unit value	$12.19	$12.70	$11.14	$8.69	$13.22
Deathclaim units	1,927	5,389	2,728	13,033	—
Deathclaim unit value	$11.73	$12.19	$10.66	$8.29	$12.57
Net assets	$152,700,107	$165,818,622	$154,315,353	$121,331,448	$179,869,678
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.97%	2.29%	4.88%	2.02%	0.82%
Total return (c)	(4.07)-(3.78)%	14.00-14.34%	28.19-28.57%	(34.23)-(34.03)%	6.40-6.72%

Moderate Allocation
Units	21,316,157	22,173,655	22,493,141	22,665,975	22,059,878
Unit value	$12.43	$12.71	$11.32	$9.04	$12.66
Deathclaim units	12,075	8,355	—	6,167	172
Deathclaim unit value	$12.12	$12.36	$10.97	$8.73	$12.20
Net assets	$265,052,011	$282,017,742	$254,715,564	$204,879,451	$279,347,887
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	2.22%	2.54%	4.79%	2.45%	1.17%
Total return (c)	(2.25)-(1.96)%	12.27-12.61%	25.31-25.69%	(28.64)-(28.42)%	5.44-5.76%

Moderately Conservative Allocation
Units	8,905,533	8,764,871	8,425,879	8,030,818	7,575,440
Unit value	$12.41	$12.54	$11.40	$9.42	$12.01
Deathclaim units	583	1,331	610	18,256	—
Deathclaim unit value	$12.23	$12.33	$11.17	$9.20	$11.70
Net assets	$110,509,269	$109,922,241	$96,032,444	$75,800,967	$90,997,170
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	2.16%	2.42%	4.20%	2.66%	1.56%
Total return (c)	(1.05)-(0.75)%	10.03-10.36%	21.01-21.37%	(21.60)-(21.36)%	4.30-4.61%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Partner Technology
Units	450,651	541,479	645,045	654,200	832,213
Unit value	$6.99	$8.12	$6.58	$4.25	$8.33
Deathclaim units	5	—	—	—	9
Deathclaim unit value	$10.06	$11.65	$9.41	$6.07	$11.86
Net assets	$3,149,995	$4,396,318	$4,242,528	$2,782,476	$6,936,374
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	(13.91)-(13.65)%	23.45-23.82%	54.64-55.10%	(48.97)-(48.81)%	9.68-10.02%

Partner Healthcare
Units	102,696	110,034	109,635	75,857	—
Unit value	$11.32	$11.91	$10.86	$8.88	—
Deathclaim units	386	—	—	—	—
Deathclaim unit value	$11.45	$12.01	$10.91	$8.90	—
Net assets	$1,167,061	$1,311,052	$1,190,209	$673,386	—
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	—
Investment income ratio (b)	0.00%	0.15%	0.01%	0.13%	—
Total return (c)	(4.98)-(4.70)%	9.75-10.08%	22.29-22.66%	(11.23)-(11.05)%	—

Partner Natural Resources
Units	313,036	267,443	237,609	107,177	—
Unit value	$7.98	$9.27	$8.07	$5.68	—
Deathclaim units	518	—	—	—	—
Deathclaim unit value	$8.07	$9.34	$8.11	$5.69	—
Net assets	$2,501,311	$2,478,495	$1,916,739	$609,131	—
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	—
Investment income ratio (b)	0.07%	0.08%	0.00%	0.13%	—
Total return (c)	(13.92)-(13.66)%	14.88-15.23%	41.94-42.36%	(43.17)-(43.05)%	—

Partner Emerging Markets
Units	219,623	249,562	165,737	31,734	—
Unit value	$10.69	$12.14	$9.65	$5.59	—
Deathclaim units	5	—	—	—	—
Deathclaim unit value	$10.81	$12.24	$9.70	$5.61	—
Net assets	$2,347,729	$3,029,062	$1,599,642	$177,525	—
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	—
Investment income ratio (b)	1.05%	0.00%	0.95%	1.22%	—
Total return (c)	(11.93)-(11.67)%	25.76-26.13%	72.53-73.05%	(44.06)-(43.94)%	—

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Real Estate Securities
Units	404,755	484,250	577,988	682,498	917,107
Unit value	$22.43	$20.86	$16.56	$12.99	$20.96
Deathclaim units	135	—	54	813	139
Deathclaim unit value	$12.56	$11.65	$9.22	$7.21	$11.60
Net assets	$9,078,325	$10,103,408	$9,572,931	$8,872,695	$19,226,757
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.00%	2.70%	4.12%	6.02%	1.39%
Total return (c)	7.48-7.80%	25.98-26.36%	27.48-27.86%	(38.02)-(37.84)%	(17.85)-(17.60)%

Partner Utilities
Units	103,238	68,849	63,375	41,666	—
Unit value	$8.77	$8.14	$7.72	$6.98	—
Deathclaim units	7	—	—	—	—
Deathclaim unit value	$8.87	$8.20	$7.76	$7.00	—
Net assets	$905,316	$560,368	$489,542	$290,991	—
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	—
Investment income ratio (b)	2.00%	2.13%	0.00%	2.25%	—
Total return (c)	7.73-8.06%	5.37-5.68%	10.61-10.94%	(30.16)-(30.02)%	—

Partner Small Cap Growth
Units	160,870	185,141	183,315	201,604	247,369
Unit value	$12.48	$13.14	$10.32	$7.76	$13.84
Deathclaim units	315	—	—	—	—
Deathclaim unit value	$11.46	$12.03	$9.43	$7.06	$12.56
Net assets	$2,010,817	$2,432,651	$1,892,606	$1,564,058	$3,423,290
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.00%	0.00%	0.09%	0.01%	0.00%
Total return (c)	(5.04)-(4.75)%	27.27-27.65%	33.08-33.48%	(43.94)-(43.77)%	7.16-7.49%

Partner Small Cap Value
Units	248,064	312,779	341,704	369,880	415,425
Unit value	$22.51	$23.26	$19.07	$14.83	$20.58
Deathclaim units	96	—	—	—	—
Deathclaim unit value	$13.49	$13.90	$11.36	$8.81	$12.19
Net assets	$5,585,542	$7,273,949	$6,517,717	$5,485,295	$8,551,438
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.22%	0.96%	0.85%	1.22%	0.35%
Total return (c)	(3.20)-(2.91)%	21.92-22.29%	28.62-29.01%	(27.96)-(27.74)%	(2.27)-(1.97)%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Small Cap Stock
Units	910,051	1,121,370	1,349,468	1,563,005	1,979,646
Unit value	$14.96	$15.99	$12.95	$10.89	$17.65
Deathclaim units	1,108	645	1,024	1,065	27
Deathclaim unit value	$10.60	$11.30	$9.12	$7.65	$12.36
Net assets	$13,622,167	$17,941,163	$17,478,867	$17,027,363	$34,934,844
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.00%	0.04%	0.92%	0.99%	0.28%
Total return (c)	(6.49)-(6.21)%	23.54-23.91%	18.89-19.25%	(38.30)-(38.11)%	4.81-5.13%

Small Cap Index
Units	3,386,611	3,961,171	4,613,161	5,413,678	6,719,469
Unit value	$33.95	$34.19	$27.51	$22.23	$32.66
Deathclaim units	12,873	4,991	4,938	8,293	16,842
Deathclaim unit value	$12.19	$12.24	$9.81	$7.91	$11.58
Net assets	$115,105,639	$135,479,704	$126,911,007	$120,385,962	$219,604,237
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.85%	0.83%	1.99%	1.18%	0.63%
Total return (c)	(0.71)-(0.41)%	24.32-24.69%	23.74-24.11%	(31.93)-(31.73)%	(1.75)-(1.45)%

Mid Cap Growth II
Units	84,638	93,407	99,409	111,460	167,639
Unit value	$14.78	$15.64	$12.37	$8.39	$14.83
Deathclaim units	—	—	—	—	1,620
Deathclaim unit value	$13.61	$14.36	$11.32	$7.66	$13.49
Net assets	$1,251,128	$1,461,141	$1,229,815	$935,149	$2,507,983
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.10%	0.00%	0.00%	0.28%	0.44%
Total return (c)	(5.50)-(5.22)%	26.44-26.82%	47.45-47.89%	(43.43)-(43.26)%	18.31-18.66%

Mid Cap Growth
Units	397,196	458,116	467,264	513,470	665,404
Unit value	$16.41	$17.57	$13.78	$9.25	$15.90
Deathclaim units	144	—	—	—	—
Deathclaim unit value	$14.11	$15.06	$11.78	$7.88	$13.51
Net assets	$6,521,763	$8,051,509	$6,440,753	$4,747,939	$10,582,930
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.33%	0.25%	0.02%	1.09%	0.40%
Total return (c)	(6.61)-(6.33)%	27.50-27.89%	49.07-49.52%	(41.86)-(41.69)%	18.42-18.78%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Partner Mid Cap Value
Units	103,629	134,452	132,123	113,244	151,476
Unit value	$12.73	$13.76	$11.17	$8.55	$13.33
Deathclaim units	138	—	—	1,248	—
Deathclaim unit value	$11.88	$12.80	$10.36	$7.91	$12.29
Net assets	$1,320,757	$1,850,092	$1,475,940	$977,861	$2,018,682
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.23%	0.85%	1.09%	1.46%	0.00%
Total return (c)	(7.49)-(7.22)%	23.18-23.55%	30.69-31.08%	(35.86)-(35.67)%	1.86-2.17%

Mid Cap Stock
Units	1,071,512	1,332,879	1,604,769	1,902,000	2,430,401
Unit value	$13.98	$15.10	$12.17	$8.86	$15.15
Deathclaim units	1,091	673	1,234	801	1,320
Deathclaim unit value	$11.65	$12.55	$10.09	$7.32	$12.47
Net assets	$14,987,446	$20,132,984	$19,548,153	$16,861,203	$36,830,289
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.05%	0.46%	0.57%	1.11%	0.83%
Total return (c)	(7.44)-(7.16)%	24.03-24.40%	37.37-37.78%	(41.49)-(41.32)%	4.38-4.69%

Mid Cap Index
Units	797,335	916,802	1,076,940	1,268,280	1,597,649
Unit value	$16.92	$17.52	$14.09	$10.44	$16.59
Deathclaim units	—	17	1,463	1,126	611
Deathclaim unit value	$12.70	$13.11	$10.51	$7.76	$12.30
Net assets	$13,487,472	$16,061,866	$15,188,754	$13,245,555	$26,510,572
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.81%	1.05%	1.93%	1.41%	0.97%
Total return (c)	(3.45)-(3.16)%	24.34-24.72%	35.00-35.40%	(37.09)-(36.90)%	6.28-6.60%

Partner Worldwide Allocation
Units	392,397	417,900	347,862	179,655	—
Unit value	$7.64	$8.80	$7.85	$6.04	—
Deathclaim units	1,055	—	—	—	—
Deathclaim unit value	$7.72	$8.87	$7.89	$6.05	—
Net assets	$3,004,365	$3,676,720	$2,731,960	$1,085,056	—
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	—
Investment income ratio (b)	1.96%	1.49%	2.02%	1.59%	—
Total return (c)	(13.21)-(12.95)%	12.03-12.36%	30.03-30.42%	(39.60)-(39.48)%	—

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Partner International Stock
Units	1,620,404	1,953,380	2,331,365	2,840,640	3,700,516
Unit value	$14.37	$16.90	$15.74	$12.77	$21.95
Deathclaim units	2,139	1,584	2,573	3,828	11,691
Deathclaim unit value	$9.56	$11.21	$10.41	$8.42	$14.43
Net assets	$23,312,799	$33,038,593	$36,712,600	$36,301,112	$81,405,164
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.04%	1.82%	2.27%	4.79%	1.36%
Total return (c)	(14.97)-(14.71)%	7.43-7.75%	23.25-23.62%	(41.84)-(41.66)%	9.19-9.52%

Partner Socially Responsible Stock
Units	44,817	40,081	24,689	16,672	—
Unit value	$9.79	$10.09	$8.64	$6.45	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$9.89	$10.17	$8.68	$6.46	—
Net assets	$438,553	$404,496	$213,239	$107,490	—
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	—
Investment income ratio (b)	0.00%	0.14%	0.61%	0.49%	—
Total return (c)	(3.04)-(2.75)%	16.84-17.19%	33.97-34.37%	(35.53)-(35.40)%	—

Partner All Cap Growth
Units	72,519	75,027	71,780	15,968	—
Unit value	$8.93	$9.74	$7.87	$5.30	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$9.03	$9.81	$7.90	$5.31	—
Net assets	$647,509	$730,397	$564,564	$84,601	—
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	—
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	—
Total return (c)	(8.28)-(8.01)%	23.77-24.15%	48.45-48.90%	(47.02)-(46.91)%	—

Partner All Cap Value
Units	41,296	38,635	28,307	13,983	—
Unit value	$8.03	$9.05	$7.71	$5.53	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$8.12	$9.13	$7.75	$5.54	—
Net assets	$331,752	$349,822	$218,354	$77,348	—
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	—
Investment income ratio (b)	0.58%	0.00%	1.55%	2.20%	—
Total return (c)	(11.28)-(11.01)%	17.38-17.73%	39.45-39.87%	(44.68)-(44.57)%	—

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Partner All Cap
Units	281,085	343,799	384,209	458,273	552,178
Unit value	$10.95	$11.65	$10.14	$7.99	$14.17
Deathclaim units	142	—	—	—	—
Deathclaim unit value	$11.42	$12.11	$10.51	$8.26	$14.61
Net assets	$3,079,472	$4,004,938	$3,895,506	$3,661,856	$7,825,784
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.61%	0.72%	1.31%	0.73%	0.45%
Total return (c)	(6.00)-(5.72)%	14.89-15.24%	26.89-27.27%	(43.62)-(43.45)%	18.86-19.22%

Large Cap Growth II
Units	36,876	46,404	66,909	94,857	133,007
Unit value	$10.29	$11.11	$10.38	$7.52	$13.11
Deathclaim units	149	—	—	1,887	—
Deathclaim unit value	$10.13	$10.91	$10.16	$7.34	$12.76
Net assets	$380,776	$515,460	$694,597	$727,196	$1,743,963
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.15%	0.27%	0.51%	0.66%	0.59%
Total return (c)	(7.41)-(7.13)%	7.00-7.32%	38.05-38.46%	(42.65)-(42.47)%	15.02-15.36%

Large Cap Growth
Units	1,069,621	1,308,837	1,554,104	1,841,595	2,248,941
Unit value	$11.32	$12.10	$11.07	$7.93	$13.84
Deathclaim units	714	308	484	332	189
Deathclaim unit value	$10.58	$11.28	$10.28	$7.34	$12.78
Net assets	$12,119,702	$15,845,621	$17,207,184	$14,599,748	$31,125,669
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.52%	0.56%	0.76%	1.08%	1.05%
Total return (c)	(6.45)-(6.17)%	9.35-9.68%	39.65-40.06%	(42.72)-(42.55)%	15.29-15.64%

Partner Growth Stock
Units	213,480	246,342	293,573	353,937	505,798
Unit value	$13.24	$13.61	$11.82	$8.36	$14.62
Deathclaim units	—	—	112	111	412
Deathclaim unit value	$11.71	$12.00	$10.39	$7.32	$12.78
Net assets	$2,827,046	$3,352,896	$3,470,388	$2,958,933	$7,402,492
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.00%	0.02%	0.31%	0.80%	0.53%
Total return (c)	(2.70)-(2.41)%	15.18-15.52%	41.39-41.82%	(42.85)-(42.68)%	7.91-8.23%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Large Cap Value
Units	1,003,840	1,203,569	1,414,411	1,625,962	2,022,795
Unit value	$14.90	$15.57	$14.00	$11.71	$18.05
Deathclaim units	814	1,545	465	1,040	14
Deathclaim unit value	$10.70	$11.15	$10.00	$8.33	$12.81
Net assets	$14,969,204	$18,756,889	$19,806,706	$19,041,789	$36,510,702
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.02%	1.30%	1.83%	3.57%	1.22%
Total return (c)	(4.28)-(4.00)%	11.21-11.55%	19.60-19.96%	(35.15)-(34.95)%	3.38-3.69%

Large Cap Stock
Units	2,705,223	3,214,873	3,848,329	4,664,029	5,974,210
Unit value	$8.69	$9.22	$8.42	$6.68	$10.86
Deathclaim units	1,564	3,235	1,836	2,829	1,433
Deathclaim unit value	$9.94	$10.52	$9.58	$7.58	$12.28
Net assets	$23,511,459	$29,662,368	$32,422,766	$31,190,843	$64,895,391
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.01%	0.71%	0.94%	2.93%	1.13%
Total return (c)	(5.76)-(5.48)%	9.45-9.77%	26.00-26.38%	(38.46)-(38.27)%	6.23-6.55%

Large Cap Index
Units	6,516,985	7,554,538	8,852,248	10,444,136	13,075,057
Unit value	$24.52	$24.41	$21.56	$17.30	$27.86
Deathclaim units	31,485	14,025	9,255	26,751	21,432
Deathclaim unit value	$11.05	$10.97	$9.66	$7.73	$12.41
Net assets	$160,117,887	$184,537,886	$190,939,093	$180,871,843	$364,510,484
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	1.66%	1.89%	3.10%	2.33%	1.68%
Total return (c)	0.45-0.75%	13.21-13.55%	24.63-25.01%	(37.90)-(37.72)%	3.86-4.17%

Equity Income Plus
Units	195,755	114,001	49,355	19,517	—
Unit value	$8.90	$9.24	$8.05	$6.98	—
Deathclaim units	220	—	—	—	—
Deathclaim unit value	$9.00	$9.31	$8.09	$7.00	—
Net assets	$1,743,663	$1,052,870	$397,100	$136,279	—
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	—
Investment income ratio (b)	0.28%	2.91%	3.40%	2.86%	—
Total return (c)	(3.66)-(3.37)%	14.79-15.13%	15.23-15.57%	(30.17)-(30.03)%	—

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Balanced
Units	6,457,802	7,653,594	9,057,566	10,873,416	14,000,333
Unit value	$23.70	$23.03	$20.59	$17.12	$23.45
Deathclaim units	25,997	19,437	6,344	14,624	53,358
Deathclaim unit value	$12.15	$11.77	$10.49	$8.70	$11.87
Net assets	$153,387,790	$176,547,296	$186,553,564	$186,301,645	$328,922,549
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	2.24%	2.59%	4.41%	3.75%	3.09%
Total return (c)	2.89-3.20%	11.89-12.22%	20.25-20.61%	(26.98)-(26.76)%	4.15-4.47%

High Yield
Units	477,532	546,012	621,702	589,021	729,892
Unit value	$17.95	$17.36	$15.35	$10.83	$13.89
Deathclaim units	187	—	—	59	12
Deathclaim unit value	$14.77	$14.24	$12.55	$8.83	$11.29
Net assets	$8,576,085	$9,480,250	$9,540,137	$6,378,974	$10,138,654
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	7.77%	8.20%	9.08%	8.96%	8.06%
Total return (c)	3.4-3.71%	13.15-13.49%	41.71-42.13%	(22.04)-(21.81)%	1.46-1.77%

Diversified Income Plus
Units	966,768	971,997	1,009,689	1,220,470	1,767,346
Unit value	$14.99	$14.83	$12.97	$9.87	$13.02
Deathclaim units	1,644	335	1,058	9,675	—
Deathclaim unit value	$13.12	$12.94	$11.28	$8.56	$11.26
Net assets	$14,510,561	$14,421,099	$13,101,486	$12,123,098	$23,000,615
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	5.01%	4.91%	7.82%	6.53%	1.92%
Total return (c)	1.04-1.35%	14.41-14.75%	31.41-31.81%	(24.19)-(23.96)%	(2.21)-(1.92)%

Partner Socially Responsible Bond
Units	31,492	23,546	16,989	8,325	—
Unit value	$12.55	$11.91	$11.16	$10.18	—
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$12.69	$12.01	$11.22	$10.20	—
Net assets	$395,262	$280,454	$189,618	$84,766	—
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	—
Investment income ratio (b)	2.70%	3.09%	3.40%	2.80%	—
Total return (c)	5.38-5.69%	6.71-7.03%	9.62-9.95%	1.82-2.03%	—

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Income
Units	818,502	937,176	986,679	1,130,044	1,335,849
Unit value	$15.01	$14.35	$13.02	$10.87	$12.35
Deathclaim units	186	—	—	2,296	—
Deathclaim unit value	$13.30	$12.67	$11.47	$9.55	$10.81
Net assets	$12,290,034	$13,446,330	$12,850,306	$12,308,276	$16,494,851
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	4.50%	5.03%	5.76%	5.71%	5.29%
Total return (c)	4.63-4.95%	10.17-10.50%	19.79-20.15%	(11.95)-(11.68)%	2.50-2.81%

Bond Index
Units	1,805,956	2,066,003	2,300,468	2,867,135	3,611,139
Unit value	$21.23	$19.86	$18.41	$17.19	$17.55
Deathclaim units	2,067	8,297	2,502	9,274	3,058
Deathclaim unit value	$13.29	$12.39	$11.45	$10.66	$10.85
Net assets	$38,370,484	$41,145,340	$42,389,896	$49,380,527	$63,404,742
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	2.83%	3.13%	3.99%	4.88%	4.88%
Total return (c)	6.87-7.19%	7.88-8.20%	7.13-7.45%	(2.06)-(1.76)%	4.37-4.68%

Limited Maturity Bond
Units	1,527,822	1,449,584	1,554,494	1,543,714	1,928,420
Unit value	$12.34	$12.39	$11.91	$10.58	$11.45
Deathclaim units	77	—	—	7,296	123
Deathclaim unit value	$11.67	$11.68	$11.20	$9.92	$10.70
Net assets	$18,856,796	$17,953,564	$18,521,737	$16,403,922	$22,086,072
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	2.22%	3.25%	4.13%	4.56%	4.75%
Total return (c)	(0.35)-(0.05)%	3.95-4.26%	12.62-12.96%	(7.62)-(7.34)%	2.71-3.02%

Mortgage Securities
Units	142,351	161,438	202,336	251,089	347,057
Unit value	$13.43	$13.01	$11.75	$10.53	$11.22
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$13.13	$12.68	$11.42	$10.20	$10.84
Net assets	$1,911,385	$2,099,893	$2,377,437	$2,643,195	$3,892,663
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	2.89%	3.41%	3.56%	4.55%	4.99%
Total return (c)	3.23-3.54%	10.70-11.03%	11.62-11.95%	(6.15)-(5.86)%	3.81-4.12%

Thrivent Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2011	2010	2009	2008	2007

Money Market
Units	12,746,417	14,751,205	23,238,433	43,109,508	30,384,399
Unit value	$1.07	$1.08	$1.09	$1.10	$1.09
Deathclaim units	—	36,175	—	1,514	5,313
Deathclaim unit value	$1.08	$1.09	$1.10	$1.11	$1.09
Net assets	$13,611,915	$15,989,748	$25,442,444	$47,586,361	$32,992,639
Ratio of expenses to net assets (a)	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%	0.95-1.25%
Investment income ratio (b)	0.00%	0.00%	0.51%	2.87%	5.05%
Total return (c)	(1.24)-(.94)%	(1.24)-(0.95)%	(0.82)-(0.52)%	1.67-1.98%	3.86-4.18%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period. The total return is calculated using accumulation unit values.

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements
	PART A:	None
	PART B:	Financial Statements of Depositor. (*)
Financial Statements of Thrivent Variable Annuity Account A. (*)

Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
1	Resolution of the Board of Directors of Depositor authorizing the establishment of Thrivent Variable Annuity Account A (“Registrant”)	Post-Effective Amendment No. 3 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 18, 1997
2	Not Applicable
3 (a)	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc.	Post-Effective Amendment No. 14 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 20, 2006
(b)	Form of Distribution Agreement with Registered Representative	Post-Effective Amendment No. 19 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement 33-82054, filed on April 18, 2011
4 (a)	Contract

Post-Effective Amendment No. 9 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 38-82054, filed on February 26, 2001

Post-Effective Amendment No. 10 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 26, 2002

(b)	403(b) Tax Sheltered Annuity Endorsement	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
(c )	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
(d)	SIMPLE Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
(e)	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
5	Contract Application Form	Post-Effective Amendment No. 10 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 26, 2002
6	Articles of Incorporation and Bylaws	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
7	Not Applicable
8	Participation Agreement between Depositor and the Fund as of December 15, 2003	Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004
9	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed herewith
10	Consent of Independent Registered Public Accounting Firm-Ernst & Young LLP	Filed herewith
11	Not Applicable
12	Not Applicable

13 (a)	Power of Attorney forms for: Dr. Addie J. Butler, F. Mark Kuhlmann, Richard C. Lundell, Paul W. Middeke, Frank H. Moeller, Alice M. Richter, James H. Scott, Dr. Kurt M. Senske, Allan R. Spies, Adrian M. Tocklin	Post-Effective Amendment No. 16 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 22, 2008
(b)	Power of Attorney forms for Frederick G. Kraegel	Post-Effective Amendment No. 17 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 20, 2009
(c)	Power of Attorney forms for Bonnie E. Raquet and Bradford L. Hewitt	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010
(d)	Power of Attorney forms for Kirk D. Farney and Mark A. Jeske	Filed herewith
14	Description of Offers to Exchange Variable Annuity Contracts	Post-Effective Amendment No. 18 to the registration statement of Thrivent Variable Annuity Account A, Registration Statement No. 33-82054, filed on April 19, 2010

  (*) Filed herewith.

Item 25.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
Dr. Kurt M. Senske Lutheran Social Services of the South 8305 Cross Park Drive Austin, Texas 78714-5154	Chairman of the Board of Directors
F. Mark Kuhlmann 1711 Stone Ridge Trails Drive Kirkwood, Missouri 63122	Director
Rev. Mark A. Jeske St. Marcus Lutheran Church 2215 North Palmer Street Milwaukee, Wisconsin 53212-3299	Director
Dr. Addie J. Butler 5417 Laurens Street Philadelphia, Pennsylvania 19144	Director
Kirk D. Farney 216 E. Chicago Avenue Hinsdale, Illinois 60521	Director
Frederick G. Kraegel Parham Partners LLC P.O. Box 71840 Richmond, Virginia 23255	Director
Richard C. Lundell 9993 East Purdue Scottsdale, Arizona 85258	Director
Paul W. Middeke 55 Forest Valley Court St. Charles, Missouri 63301	Director
Frank H. Moeller Enovate Enterprises 5926 Balcones Drive, Suite 290 Austin, Texas 78731	Director
Bonnie E. Raquet 2954 Pelican Point Circle Mound, Minnesota 55365	Director

Alice M. Richter 2774 Wilds Lane NW Prior Lake, Minnesota 55372	Director
James H. Scott Intersections Institute 61 Seminary Place Gettysburg, Pennsylvania 17325	Director
Allan R. Spies 9305 E Harvard Avenue Denver, Colorado 80231	Director
Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, Florida 33715	Director
Bradford L. Hewitt	President and Chief Executive Officer, Director
Randall L. Boushek	Senior Vice President and Chief Financial Officer
Pamela J. Moret	Senior Vice President, Strategic Development
Knut A. Olson	Senior Vice President, Financial Network
Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary
Anne deBruin Sample	Senior Vice President and Chief Human Resource Officer
Russell W. Swansen	Senior Vice President and Chief Investment Officer
James A. Thomsen	Senior Vice President, Member Services
Marie A. Uhrich	Senior Vice President, Communications
James M. Odland	Vice President and Chief Compliance Officer
Paul B. Zastrow	Treasurer

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis, except for the financial statements of One Rock Voltage Investors, LLC, One Rock Voltage Holdings Corp. and Dixie Electric, LLC, which are private companies, will not be consolidated into those of Thrivent Financial.

ENTITY ORG CHART

Twin Bridge Capital Partners, LLC

- A Delaware LLC

- Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.

THRIVENT FINANCIAL FOR LUTHERANS

Operations Center – 4321 N. Ballard Road, Appleton, WI 54919

Corporate Center – 625 Fourth Avenue South, Minneapolis, MN 55415

- A Wisconsin fraternal benefit society

- Investment adviser for Thrivent Series Fund, Inc.

- Investment adviser for Thrivent Financial Securities Lending Trust

Thrivent White Rose Funds

Limited Partnerships1

- A Delaware Limited Partnership

- Thrivent Financial owns a majority interest in the LLC and is also its managing member

Gold Ring Holdings, LLC

- A Delaware Limited Liability Company

THRIVENT FINANCIAL HOLDINGS, INC.

4321 N. Ballard Rd.

Appleton, WI 54919

- A Delaware corporation

SNI HOLDCO INC.

- A Delaware Corporation

- Majority-owned subsidiary of Thrivent Financial

SNI Companies

- A Delaware Company

- Wholly owned subsidiary of SNI Holdco Inc.

THRIVENT FINANCIAL BANK

122 East College Ave. Ste. 1E

Appleton, WI

54911-5741

- A Federal Savings Bank

NORTH MEADOWS INVESTMENT LTD.

4321 N. Ballard Rd

Appleton, WI

- A Wisconsin corporation

THRIVENT FINANCIAL INVESTOR SERVICES INC.

625 Fourth Avenue South, Minneapolis, MN

- A Pennsylvania corporation

THRIVENT INVESTMENT MANAGEMENT INC.

625 Fourth Avenue South Minneapolis, MN

- A Delaware corporation

- 60% membership interest in TAM LLC as of 5/1/08

THRIVENT PROPERTY & CASUALTY INSURANCE AGENCY, INC.

625 Fourth Avenue S.

Minneapolis, MN

- A Minnesota corporation

THRIVENT FINANCIAL LIFELONG RESOURCES INC.

- A Minnesota corporation

THRIVENT INSURANCE AGENCY INC.

625 Fourth Ave. S.

Minneapolis, MN

- A Minnesota corporation

THRIVENT ASSET MANAGEMENT, LLC (TAM)

- A Delaware Limited Liability Company

THRIVENT LIFE INSURANCE COMPANY

625 Fourth Avenue S.

Minneapolis, MN

- A Minnesota corporation

- 40% membership interest in TAM LLC as of 5/1/08

1White Rose Funds, Limited Partnerships include:

· White Rose Fund I Equity Direct, L.P, 20073

· White Rose Fund I Fund of Funds, L.P., 20073

· White Rose Fund I Mezzanine Direct, L.P., 20073

· Thrivent White Rose Fund II Equity Direct, L.P., 20083

· Thrivent White Rose Fund II Fund of Funds, L.P., 20083

· Thrivent White Rose Fund II Mezzanine Direct, L.P., 20083

· Thrivent White Rose Fund III Equity Direct, L.P., 20093

· Thrivent White Rose Fund III Fund of Funds, L.P., 20093

· Thrivent White Rose Fund III Mezzanine Direct, L.P., 20093

· Thrivent White Rose Fund IV Equity Direct, L.P., 20112, 3

· Thrivent White Rose Fund IV Fund of Funds, L.P., 20113

· Thrivent White Rose Fund IV, Mezzanine Direct, L.P., 20113

· Thrivent White Rose Fund V Equity Direct, L.P., 20123

· Thrivent White Rose Fund V Fund of Funds, L.P., 20123

· Thrivent White Rose Fund V Mezzanine Direct, L.P., 20123

2One Rock Voltage Investors, LLC

- A Delaware LLC

- Approximately 54% of its membership interests are owned by Thrivent White Rose Fund IV Equity Direct, L.P.

One Rock Voltage Holdings Corp.

- A Delaware Corporation

- Wholly owned subsidiary of One Rock Voltage Investors, LLC

Dixie Electric, LLC

- A Texas LLC

- A majority of its membership interests are owned by One Rock Voltage Holdings Corp.

3The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.

The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

1.	Thrivent Variable Life Account I
2.	Thrivent Variable Insurance Account A
3.	Thrivent Variable Annuity Account I
4.	Thrivent Variable Annuity Account II
5.	Thrivent Variable Annuity Account A
6.	Thrivent Variable Annuity Account B
7.	TLIC Variable Insurance Account A
8.	TLIC Variable Insurance Account B
9.	TLIC Variable Annuity Account A

Item 27.	Number of Contract Owners

As of March 31, 2012, there were 27,955 qualified and 16,936 non-qualified contract owners.

Item 28.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a)	Other activity. Thrivent Investment Management Inc. is the principal underwriter of the Contracts.

(b) Management. The directors and officers of Thrivent Investment Management Inc. are listed out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Position and Offices with Underwriter
James A. Thomsen	Director and President
Karen L. Larson	Director and Vice President
Randall L. Boushek	Director
Michael J. Fuehrmeyer 7197 Golfview Court Yorkville, IL 60560	Vice President

Michael J. Haglin	Vice President
Knut A. Olson 4321 North Ballard Road Appleton, WI 54919	Vice President
Nikki L. Sorum	Vice President
Eric W. Verseman	Vice President
Erik J. Grinde	Assistant Vice President
David J. Kloster	Assistant Vice President
Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Vice President
Carolyn A. Tuohy	Secretary and Chief Legal Officer
Andrea C. Golis	Chief Compliance Officer
Kathleen M. Koelling 4321 North Ballard Road Appleton, WI 54919	Privacy and Anti-Money Laundering Officer
Jody L. Bancroft 4321 North Ballard Road Appleton, WI 54919	Director Investment Field Operations
Kurt S. Tureson	Director of Affiliate Finance
Cynthia J. Nigbur	Assistant Secretary

(c)	Compensation from Registrant. Not Applicable.

Item 30.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415 and 4321 North Ballard Road, Appleton, Wisconsin, 54919.

Item 31.	Services

Not Applicable.

Item 32.	Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.

Depositor hereby represents as to the flexible premium deferred variable annuity contracts that are the subject of this registration statement, File Number 33-82054, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets of the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and the State of Minnesota on this 23rd day of April, 2012.

THRIVENT VARIABLE ANNUITY ACCOUNT A
(Registrant)

By: THRIVENT FINANCIAL FOR LUTHERANS (Depositor)

By	/s/ Bradford L. Hewitt
Bradford L. Hewitt
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following person in the capacities indicated on the 23rd day of April, 2012.

/s/ Bradford L. Hewitt	President, Chief Executive Officer and Director
Bradford L. Hewitt	(Principal Executive Officer)

/s/ Randall L. Boushek	Senior Vice President and Chief Financial Officer
Randall L. Boushek	(Principal Financial Officer)

/s/ Paul B. Zastrow	Vice President and Treasurer
Paul B. Zastrow	(Principal Accounting Officer)

A Majority of the Board of Directors:*

Dr. Addie J. Butler

Kirk D. Farney

Bradford L. Hewitt

Mark A. Jeske

Frederick G. Kraegel

F. Mark Kuhlmann

Richard C. Lundell

Paul W. Middeke

Frank H. Moeller

Bonnie E. Raquet

Alice M. Richter

James H. Scott

Dr. Kurt M. Senske

Allan R. Spies

Adrian M. Tocklin

*James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ James M. Odland	April 23, 2012
James M. Odland
Attorney-in-Fact

INDEX TO EXHIBITS

THRIVENT VARIABLE ANNUITY ACCOUNT A

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24 (b) of Part C for exhibits not listed below.

EXHIBIT NO.

EX 99.24(b)9	Opinion and Consent of Counsel
EX 99.24(b)10	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP
EX 99.24(b)13(d)	Power of Attorney Forms – Mark A. Jeske and Kirk D. Farney